                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             North American Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                             NORTH AMERICAN FUNDS
                             116 Huntington Avenue
                               Boston, MA 02116

                                                                August 11, 1997

Dear Shareholder:

  A Special Meeting of Shareholders of North American Funds (the "Trust") will be held at the offices of the parent of the Trust's investment adviser, The Manufacturers Life Insurance Company, 73 Tremont Street, Boston, Massachusetts 02108, on September 24, 1997, at 10:00 a.m., Eastern Standard Time, for the purpose of considering the proposals (the "Proposals") described in the enclosed Notice of Special Meeting of Shareholders (the "Meeting").

  North American Security Life Insurance Company, NASL Financial Services, Inc. ("NASL Financial"), CypressTree Investments, Inc. ("CypressTree"), CypressTree Asset Management Corporation, Inc. ("CAM"), CypressTree's investment advisory subsidiary, and CypressTree Funds Distributors, Inc. ("CFD"), CypressTree's distribution subsidiary, have entered into an agreement for CypressTree to purchase that portion of NASL Financial's business relating to acting as investment adviser and distributor of the Trust (the "Acquisition"). CypressTree and its affiliates were formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers, banks and other intermediaries.

  The advisory fees charged to each series of the Trust (the "Portfolios") will not change as a result of the Acquisition. Moreover, CypressTree has advised the Board of Trustees of the Trust (the "Board") that following the Acquisition CAM and CFD will continue to provide the same high-quality services currently provided to the Trust by NASL Financial, and that it does not intend to recommend any changes in the current subadvisers to the Portfolios, who would continue to serve as the Portfolios' subadvisers upon completion of the Acquisition. CypressTree is acquiring a portion of NASL Financial's business relating to the Trust, not the Trust itself, and the number of your shares in each series of the Trust will not change as a result of the Acquisition.

  In connection with the Acquisition, shareholders are being asked to consider the Proposals, which would take effect upon completion of the Acquisition. First, shareholders of the Trust are being asked to consider the election of four new Trustees to the Board.

  Next, shareholders of each Portfolio are being asked to approve an investment advisory agreement between the Trust and CAM which is substantially similar to the Trust's existing investment advisory agreement with NASL Financial. Similarly, shareholders of each Portfolio are being asked to approve a subadvisory agreement between CAM and the Portfolio's current subadviser which is substantially similar to the existing subadvisory agreement with such subadviser.

  Finally, shareholders of each Portfolio are being asked to approve a proposal giving CAM the ability, in the future, to select and contract with subadvisers to the Portfolios after obtaining Board approval but without obtaining shareholder approval. In the Board's view, the proposal would save the Trust and the Portfolios the additional expense of obtaining shareholder approval for certain changes in subadvisory arrangements. This proposal is substantially identical to a proposal already approved by shareholders in December 1996 (except that the current proposal would apply to CAM as investment adviser rather than to NASL Financial).

  THE BOARD HAS UNANIMOUSLY VOTED IN FAVOR OF EACH PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF EACH PROPOSAL.

  Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a proxy card for each Portfolio in which you held shares as of July 28, 1997, the record date for the Meeting. The Proxy Statement provides background information and explains the matters to be voted on at the Meeting. We urge you to read the Proxy Statement and then complete and return each proxy card on or before September 23, 1997. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE IS APPRECIATED.

                                                       Sincerely yours,

                                                       /s/ Joseph Scott

                                                       Joseph Scott
                                                       President
                                                       North American Funds

                             NORTH AMERICAN FUNDS
                             116 Huntington Avenue
                               Boston, MA 02116
                                (800) 872-8037

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of NORTH AMERICAN FUNDS:

  Notice is hereby given that a special meeting (the "Meeting") of shareholders of North American Funds (the "Trust") will be held on September 24, 1997 at the offices of the parent of the Trust's investment adviser, The Manufacturers Life Insurance Company, 73 Tremont Street, Boston, MA 02108, at 10:00 a.m., Eastern Standard Time. A Proxy Statement which provides additional information about the purpose of the Meeting is included with this Notice. At the Meeting, shareholders of each series of the Trust (each, a "Portfolio"), unless otherwise indicated below, will consider and vote upon the following proposals:

 Proposal 1     Election of four new Trustees to serve as members of the Board of Trustees of the Trust (the "Board").
 Proposal 2     Approval of an investment advisory agreement between
                CypressTree Asset Management Corporation, Inc. ("CAM") and the
                Trust.
 Proposal 3     Approval of an investment subadvisory agreement between CAM and Fred Alger Management, Inc. with respect to the Small/Mid
                Cap Fund. (Only shareholders of the Small/Mid Cap Fund will vote on Proposal 3.)
 Proposal 4A    Approval of an investment subadvisory agreement between CAM and Founders Asset Management, Inc. ("Founders") with respect to the Growth Equity Fund. (Only shareholders of the Growth
                Equity Fund will vote on Proposal 4A.)
 Proposal 4B    Approval of an investment subadvisory agreement between CAM and Founders with respect to the Balanced Fund. (Only
                shareholders of the Balanced Fund will vote on Proposal 4B.)
 Proposal 4C    Approval of an investment subadvisory agreement between CAM and Founders with respect to the International Small Cap Fund.
                (Only shareholders of the International Small Cap Fund will vote on Proposal 4C.)
 Proposal 5A    Approval of an investment subadvisory agreement between CAM and Wellington Management Company, LLP ("Wellington
                Management") with respect to the Growth and Income Fund. (Only shareholders of the Growth and Income Fund will vote on
                Proposal 5A.)

 Proposal 5B    Approval of an investment subadvisory agreement between CAM and Wellington Management with respect to the Investment
                Quality Bond Fund. (Only shareholders of the Investment
                Quality Bond Fund will vote on Proposal 5B.)
 Proposal 6A    Approval of an investment subadvisory agreement between CAM and Salomon Brothers Asset Management Inc ("SBAM") with
                respect to the U.S. Government Securities Fund. (Only
                shareholders of the U.S. Government Securities Fund will vote on Proposal 6A.)
 Proposal 6B    Approval of an investment subadvisory agreement between CAM and SBAM with respect to the National Municipal Bond Fund.
                (Only shareholders of the National Municipal Bond Fund will vote on Proposal 6B.)
 Proposal 6C    Approval of an investment subadvisory agreement between CAM and SBAM with respect to the Strategic Income Fund. (Only
                shareholders of the Strategic Income Fund will vote on
                Proposal 6C.)
 Proposal 6D    Approval of a subadvisory consulting agreement between SBAM and Salomon Brothers Asset Management Limited with respect to the Strategic Income Fund. (Only shareholders of the
                Strategic Income Fund will vote on Proposal 6D.)
 Proposal 7     Approval of an investment subadvisory agreement between CAM and J.P. Morgan Investment Management Inc. with respect to the International Growth and Income Fund. (Only shareholders of the International Growth and Income Fund will vote on
                Proposal 7.)
 Proposal 8     Approval of an investment subadvisory agreement between CAM and Manufacturers Adviser Corporation with respect to the
                Money Market Fund. (Only shareholders of the Money Market
                Fund will vote on Proposal 8.)
 Proposal 9     Approval of an investment subadvisory agreement between CAM and Morgan Stanley Asset Management, Inc. with respect to the
                Global Equity Fund. (Only shareholders of the Global Equity
                Fund will vote on Proposal 9.)
 Proposal 10    Approval of an investment subadvisory agreement between CAM and T. Rowe Price Associates, Inc. with respect to the
                Equity-Income Fund. (Only shareholders of the Equity-Income
                Fund will vote on Proposal 10.)
 Proposal 11    Approval of a proposal to permit CAM, in the future, to
                select and contract with subadvisers to the Portfolios after obtaining Board approval but without obtaining shareholder approval.

  Any other business that may properly come before the Meeting.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 THROUGH 11.

  Each shareholder of record at the close of business on July 28, 1997 is entitled to receive notice of and to vote at the Meeting and is invited to attend the Meeting in person. Whether or not you intend to be present at the Meeting, we urge you to fill in, sign, date, and promptly return the enclosed proxy card in order that the Meeting may be held and a maximum number of shares may be voted. If you attend the Meeting you may revoke your proxy and vote your shares in person if you wish.

                              Sincerely,

                              /s/ James D. Gallagher

                              James D. Gallagher
                              Secretary

August 11, 1997
Boston, Massachusetts

  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                             NORTH AMERICAN FUNDS
                             116 Huntington Avenue
                               Boston, MA 02116

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 1997

  This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of North American Funds (the "Trust") of proxies to be used at a special meeting (the "Meeting") of shareholders, to be held at the offices of the parent of the Trust's investment adviser, The Manufacturers Life Insurance Company ("Manulife"), 73 Tremont Street, Boston, MA 02108, on September 24, 1997, at 10:00 a.m., Eastern Standard Time, or any adjournment or adjournments thereof. This proxy statement and the enclosed form of proxy are first being mailed on or about August 11, 1997. The Trust currently offers thirteen series of shares of beneficial interest: the Small/Mid Cap Fund, the International Small Cap Fund, the Growth Equity Fund, the Global Equity Fund, the Equity-Income Fund, the Growth and Income Fund, the International Growth and Income Fund, the Balanced Fund, the Strategic Income Fund, the Investment Quality Bond Fund, the U.S. Government Securities Fund, the National Municipal Bond Fund and the Money Market Fund. Each of the above-named series is referred to herein as a "Portfolio" and collectively as the "Portfolios."

  Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Board has designated July 28, 1997 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest of the Trust held. As of the Record Date, there were issued and outstanding the following number of shares of each Portfolio:

   Small/Mid Cap Fund.....................................  1,825,006.905 shares
   International Small Cap Fund...........................  1,336,126.747 shares
   Growth Equity Fund.....................................  1,417,089.684 shares
   Global Equity Fund.....................................  7,908,361.646 shares
   Equity-Income Fund.....................................  9,683,196.081 shares
   Growth and Income Fund.................................  8,348,456.256 shares
   International Growth and Income Fund...................  2,874,416.683 shares
   Balanced Fund..........................................  8,105,246.721 shares
   Strategic Income Fund..................................  8,162,783.596 shares
   Investment Quality Bond Fund...........................  1,714,480.759 shares
   U.S. Government Securities Fund........................  8,877,622.658 shares
   National Municipal Bond Fund...........................  1,842,200.419 shares
   Money Market Fund...................................... 18,658,712.970 shares

  Shares which represent interests in a particular Portfolio vote separately on matters which pertain only to that Portfolio. For each of the Proposals below (the

"Proposals"), shares which represent interests in a particular class of a Portfolio will vote together with the other classes of the Portfolio. All of the Proposals (except the election of Trustees) will be voted on separately by shareholders of the relevant Portfolios.

  If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting as indicated thereon with respect to the Proposals stated therein. IF A PROXY CARD IS RETURNED THAT DOES NOT SPECIFY HOW TO VOTE WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED "FOR" THAT PROPOSAL.

  In order that your shares may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy card to be received on or before September 23, 1997.

  The proxy card confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the Meeting. Under the Trust's Amended and Restated Agreement and Declaration of Trust, thirty percent of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter. In the event that a quorum is not present at the Meeting or that a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. An adjourned session may be held within a reasonable time after the adjournment and without further notice.

  Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary voting power. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the Proposal. For purposes of the election of Trustees, abstentions and broker non-votes do not affect the plurality vote required for such election.

  As used herein, a "Majority Vote" of a Portfolio or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or Trust, as applicable, or (2) 67% or more of the shares of the Portfolio or Trust, as applicable, present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Portfolio or Trust, as applicable, are represented at the Meeting in person or by proxy.

  A proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at 116 Huntington Avenue, Boston, MA 02116; (ii) attendance at the Meeting and voting in person; or (iii) signing and returning a new proxy card (if returned and received in time to be voted).

  The cost of the preparation and distribution of these proxy materials is being borne equally by NASL Financial Services, Inc., the current investment adviser to the Trust, and CypressTree Asset Management Corporation, Inc. ("CAM"), which would become the investment adviser to the Trust under the agreement discussed in Proposal 2. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust or of its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by NASL Financial Services, Inc. and CAM for their out-of-pocket expenses. To assist in the solicitation of proxies, the Trust has retained Shareholder Communications Corporation at an estimated cost to NASL Financial Services, Inc. and CAM of approximately $15,000, plus out-of-pocket expenses.

  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996 AND ITS SEMI-ANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1997 TO A SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 872-8037 OR BY WRITING TO THE TRUST AT 116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116, ATTN: GEORGE MACNEIL.

                              SUMMARY OF PROPOSALS

  PROPOSAL                                              SHAREHOLDERS WHO WILL
   NUMBER                    PROPOSAL                    VOTE ON THE PROPOSAL
  --------                   --------                  ------------------------
 Proposal 1  Election of four new Trustees to serve    All shareholders of the
             as members of the Board.                  Trust will vote together
                                                       on this Proposal.
 Proposal 2  Approval of an investment advisory        Shareholders of each
             agreement between CAM and the Trust.      Portfolio will vote
                                                       separately on this
                                                       Proposal.
 Proposal 3  Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and Fred Alger      Small/Mid Cap Fund will
             Management, Inc. with respect to the      vote on this Proposal.
             Small/Mid Cap Fund.
 Proposal 4A Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and Founders        Growth Equity Fund will
             Asset Management, Inc. ("Founders")       vote on this Proposal.
             with respect to the Growth Equity Fund.
 Proposal 4B Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and Founders with   Balanced Fund will vote
             respect to the Balanced Fund.             on this Proposal.
 Proposal 4C Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and Founders with   International Small Cap
             respect to the International Small Cap    Fund will vote on this
             Fund.                                     Proposal.
 Proposal 5A Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and Wellington      Growth and Income Fund
             Management Company, LLP ("Wellington      will vote on this
             Management") with respect to the Growth   Proposal.
             and Income Fund.
 Proposal 5B Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and Wellington      Investment Quality Bond
             Management with respect to the            Fund will vote on this
             Investment Quality Bond Fund.             Proposal.
 Proposal 6A Approval of an investment subadvisory     Shareholders of the U.S.
             agreement between CAM and Salomon         Government Securities
             Brothers Asset Management Inc ("SBAM")    Fund will vote on this
             with respect to the U.S. Government       Proposal.
             Securities Fund.
 Proposal 6B Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and SBAM with       National Municipal Bond
             respect to the National Municipal Bond    Fund will vote on this
             Fund.                                     Proposal.
 Proposal 6C Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and SBAM with       Strategic Income Fund
             respect to the Strategic Income Fund.     will vote on this
                                                       Proposal.
 Proposal 6D Approval of a subadvisory consulting      Shareholders of the
             agreement between SBAM and Salomon        Strategic Income Fund
             Brothers Asset Management Limited with    will vote on this
             respect to the Strategic Income Fund.     Proposal.
 Proposal 7  Approval of an investment subadvisory     Shareholders of the
             agreement between CAM and J.P. Morgan     International Growth and
             Investment Management Inc. with respect   Income Fund will vote on
             to the International Growth and Income    this Proposal.
             Fund.

  PROPOSAL                                               SHAREHOLDERS WHO WILL
   NUMBER                    PROPOSAL                     VOTE ON THE PROPOSAL
  --------                   --------                   ------------------------
 Proposal 8  Approval of an investment subadvisory      Shareholders of the
             agreement between CAM and Manufacturers    Money Market Fund will
             Adviser Corporation with respect to the    vote on this Proposal.
             Money Market Fund.
 Proposal 9  Approval of an investment subadvisory      Shareholders of the
             agreement between CAM and Morgan Stanley   Global Equity Fund will
             Asset Management Inc. with respect to      vote on this Proposal.
             the Global Equity Fund.
 Proposal 10 Approval of an investment subadvisory      Shareholders of the
             agreement between CAM and T. Rowe Price    Equity-Income Fund will
             Associates, Inc. with respect to the       vote on this Proposal.
             Equity-Income Fund.
 Proposal 11 Approval of a Proposal to permit CAM, in   Shareholders of each
             the future, to select and contract with    Portfolio will vote
             subadvisers to the Portfolios after        separately on this
             obtaining Board approval but without       Proposal.
             obtaining shareholder approval.

THE ACQUISITION

  NASL Financial Services, Inc. and its parent, North American Security Life Insurance Company ("NASL") have expressed a desire to exit their relationship with the Trust. In doing so, they have sought a buyer that would continue the Trust's multi-manager approach in substantially the same manner. CypressTree Investments, Inc. ("CypressTree") fits that profile, and on July 29, 1997, NASL, NASL Financial Services, Inc., CypressTree Asset Management Corporation, Inc. ("CAM"), CypressTree's wholly-owned investment advisory subsidiary, and CypressTree Funds Distributors, Inc. ("CFD"), CypressTree's wholly-owned distribution subsidiary, entered into an agreement (the "Agreement") for CypressTree to purchase that portion of NASL Financial Services, Inc.'s business relating to acting as investment adviser and distributor of the Trust (the "Acquisition"). In connection with an internal restructuring, it is expected that, prior to consummation of the Acquisition, NASL Financial Services, Inc. will be reconstituted as a Delaware limited liability company (which would continue to be under the control of Manulife and would have the same management as currently in place) (as the same may be so reconstituted, "NASL Financial").

  Upon completion of the Acquisition, it is expected that CAM will serve as the investment adviser of the Trust and CFD will serve as the distributor of the Trust's shares. Therefore, in connection with the Acquisition and as required by the 1940 Act, shareholders of each Portfolio are being asked in Proposal 2 to approve an investment advisory agreement between the Trust and CAM, which is substantially similar to the Trust's existing investment advisory agreement with NASL Financial, and the Board has approved a distribution agreement between the Trust and CFD, which is substantially similar to the Trust's distribution agreement with NASL Financial as in effect upon completion of the Acquisition (shareholder approval of such distribution agreement is not required under the 1940 Act). In addition, Wood Logan Associates, Inc. ("Wood Logan"), an affiliate of NASL Financial, is expected to continue to serve as the Trust's promotional agent upon completion of the Acquisition. Additional information regarding distribution arrangements is set forth below under "Additional Information--Other Payments to the Adviser and its Affiliates." CypressTree has advised the Board that following the Acquisition, CAM and CFD will continue to provide the same high-quality services to the Trust currently provided by NASL Financial, and, in addition, has agreed not to request any increases in advisory fees or expense limitations applicable to the Portfolios for at least two years following completion of the Acquisition.

  As evidence of continuity, CypressTree has advised the Board that it does not intend to recommend any changes in the current subadvisers to the Portfolios upon completion of the Acquisition. Moreover, the Acquisition is not expected to have any impact on the portfolio management teams responsible for managing the Portfolios on a daily basis. Because under the 1940 Act, the investment subadvisory agreements with the subadvisers of the Portfolios would terminate automatically if they were assigned to CAM, shareholders of the Portfolios are being asked in Proposals 3-10 to approve new investment subadvisory agreements between CAM and each Portfolio's current subadviser, which in each case is similar to the existing subadvisory agreement between NASL Financial and such subadviser (and is identical with respect to fee levels).

  Upon completion of the Acquisition, it is anticipated that all but one of the current Trustees will resign from the Board. Therefore, in connection with the Acquisition, shareholders of the Trust are being asked in Proposal 1 to consider the election of four new Trustees to the Board. These resignations do not reflect dissatisfaction with the Acquisition, and, in fact, the Board has unanimously voted to approve each Proposal. It is anticipated that one current Trustee will remain on the Board following completion of the Acquisition to help provide continuity of management. The election of the four new Trustees is contingent upon completion of the Acquisition, and, if the Acquisition is not completed for any reason, it is anticipated that all of the current Trustees will remain in office.

  Finally, since CAM is expected to replace NASL Financial as investment adviser of the Trust following completion of the Acquisition, shareholders of the Trust and of each Portfolio are being asked in Proposal 11 to consider a Proposal giving CAM the ability, in the future, to select and contract with subadvisers to the Portfolios after obtaining Board approval but without obtaining shareholder approval. This Proposal is substantially identical to a proposal already approved by shareholders in December 1996 (except that the current Proposal would apply to CAM as investment adviser rather than NASL Financial).

  The purchase price to be paid by CypressTree consists of $9 million of cash, $8 million of which will be paid at the closing of the Acquisition (the "Closing") and the remaining $1 million of which will be paid on the first anniversary of the Closing, but only if net redemptions of shares of the Portfolios are no greater than $80 million during the one year period following the Closing, and a warrant issued to NASL, exercisable for five years following the Closing, to purchase up to 10% of the common stock of CypressTree outstanding at the Closing at an exercise price per share equal to the price at which CypressTree issues common stock to fund the Acquisition. NASL Financial will retain the right to receive certain fees paid by the Trust with respect to shares outstanding at the Closing, as discussed below under "Additional Information--Other Payments to the Adviser and its Affiliates."

  The effectiveness of each Proposal is contingent on completion of the Acquisition, and, if the Acquisition is not completed for any reason, the Trust's current management arrangements will remain in effect. Completion of the Acquisition is subject to the satisfaction of certain conditions, including shareholder approval of the investment advisory and subadvisory agreements discussed above and a requirement that the combined net asset values of the Portfolios at Closing be at least $750 million. In connection with the Acquisition, NASL and NASL Financial have agreed to cooperate with CypressTree in seeking the replacement of the current officers and one trustee of the Trust who are affiliated with NASL Financial with officers or employees of CAM or its affiliates. The Closing is expected to occur on or before September 30, 1997.

SECTION 15(f) OF THE 1940 ACT

  Section 15(f) of the 1940 Act is available to NASL Financial in connection with the Acquisition. Section 15(f) provides in substance that when a sale of an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Trust. Moreover, CypressTree, CAM and CFD have agreed with NASL Financial that they will use reasonable efforts to insure that no unfair burden will be imposed on the Trust by or as a result of the Acquisition during such two-year period.

  The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of trustees must not be Interested Persons of the investment adviser or predecessor adviser. The Trustees proposed for election in Proposal 1 and the current Trustee who is expected to remain a Trustee following the Acquisition meet such 75% requirement. Moreover, CypressTree, CAM and CFD have agreed with NASL and NASL Financial that they will use reasonable efforts to comply with, and use reasonable efforts to cause the Trust to comply with, such 75% requirement during such three-year period.

INFORMATION CONCERNING NASL FINANCIAL

  NASL Financial, the Trust's current investment adviser and distributor, currently is a Massachusetts corporation whose principal offices are located at 116 Huntington Avenue, Boston, Massachusetts 02116. NASL, NASL Financial's parent, is a Delaware stock life insurance company, the ultimate parent of which is Manulife, a Canadian mutual life insurance company based in Toronto, Canada.

  Pursuant to its advisory agreement with the Trust, NASL Financial currently oversees the administration of all aspects of the business and affairs of the Trust, selects, contracts with and compensates subadvisers to manage the assets of the

Portfolios, and reimburses the Trust if the total of certain expenses allocated to any Portfolio exceeds certain limitations. NASL Financial serves as investment adviser to one other investment company, NASL Series Trust. NASL Series Trust is a mutual fund that serves as the underlying investment medium for variable annuity and variable life contracts issued by affiliates of NASL Financial. At June 30, 1997, NASL Series Trust had assets of approximately $8.97 billion.

  None of the current Trustees of the Trust, with the exception of John D. Richardson, are Interested Persons of NASL Financial. Mr. Richardson is currently the Chairman of the Board and the Senior Vice President and General Manager of U.S. Operations for Manulife.

INFORMATION CONCERNING CYPRESSTREE

  CypressTree and its affiliates were formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers and other intermediaries. CypressTree's principals and equity investors are experienced financial services and investment professionals with a track record of building investment and operating companies. The Acquisition is expected to be CypressTree's first acquisition transaction.

  CypressTree is an affiliate of Cypress Holding Company, Inc. ("Cypress Holdings"). Cypress Holdings was founded in November of 1995 to acquire and create investment management, marketing, distribution and operations enterprises. CAM is CypressTree's wholly owned investment advisory subsidiary. The following three paragraphs provide information about the background and business experience of the directors, President and Vice President of CAM.

  Bradford K. Gallagher is the President and Chief Executive Officer of Cypress Holdings, the President of CypressTree and the President and a director of CAM. Prior to founding Cypress Holdings in 1995, Mr. Gallagher, as President, re-engineered Allmerica Financial Services ("Allmerica"), a 150-year old mutual life insurance company (formerly SMA Life Insurance Co. of Worcester, Massachusetts). By developing new strategies to restructure Allmerica's distribution system, repricing its products and redirecting Allmerica's activities, Mr. Gallagher helped return Allmerica to record profitability. Prior to joining Allmerica in 1990, Mr. Gallagher, as Managing Director of FMR Corp., founded the institutional business of Fidelity Investments, which grew to have total assets under management of more than $100 billion during his tenure at Fidelity. He was responsible for the creation of, and served as the first president of each of, Fidelity Investments Institutional Services Company (a money manager for many bank and insurance companies), Fidelity Investments Retirement Services Company (one of the nation's largest providers of full service 401(k) investment management, record keeping and client communications services) and Fidelity Advisor Funds (Fidelity's re-entry into the load fund business). Mr. Gallagher was also responsible for the creation of the divisions of Fidelity Investments which became Fidelity Investments Tax-Exempt Services Company (a provider of full service 403(b) investment management, record keeping and client communications services) and Fidelity Investments Public Sector Services Company (a money manager for state, local and municipal governments). Prior to 1979 and before joining Fidelity Investments, Mr. Gallagher was President and founder of TAD Depository Corporation. From 1968 to 1974, Mr. Gallagher worked for the New York Stock Exchange and Depository Trust Company as a senior officer. Mr. Gallagher's business address is c/o Cypress Holding Company, Inc., 125 High Street, 14th Floor, Boston, Massachusetts 02110.

  J. Christopher Clifford, a managing director of Berkshire Partners LLC, is the other director of CAM. Mr. Clifford has over fifteen years of experience investing in private company acquisitions. Mr. Clifford has participated as a principal in numerous middle market company transactions assisting in such companies' acquisition, financing and development. Earlier in his career, Mr. Clifford was responsible for corporate finance activities in a regional investment banking firm. Mr. Clifford's business address is c/o Berkshire Partners, LLC, One Boston Place, Boston, Massachusetts 02108.

  Joseph T. Grause, Jr. is Executive Vice President of Cypress Holdings and Vice President and Treasurer of CypressTree. In November 1995, Mr. Grause joined Mr. Gallagher in establishing Cypress Holdings. Prior to his association with Cypress Holdings and its affiliates, Mr. Grause was Senior Vice President of Sales and Marketing for The Shareholder Services Group, a subsidiary of First Data Corporation. His responsibilities included developing new sales strategies for the transfer agency and defined contribution business. From 1990 to 1993 he was a Senior Vice President of Fidelity Management Trust Company where he managed employee benefit consultant relations, developed new products between the firm and other Fidelity divisions, and marketed Fidelity products to the corporate and public defined benefit plan marketplace. In 1983, he joined Fidelity Institutional Services Company where he managed Fidelity's marketing efforts to the banking industry. He developed Fidelity's first marketing programs for bank broker/dealers utilizing the Plymouth (now, Advisor) Funds. He was responsible for the creation and development of many of Fidelity's new products and marketing programs in the early 1980's.

  Equity investors in CypressTree include Berkshire Fund IV, L.P.
("Berkshire"), Berkshire Investors, LLC ("Berkshire Investors"), Standish, Ayer & Wood, Inc. ("Standish"), and the principals and employees of CypressTree.

  Berkshire is an investment limited partnership sponsored by Berkshire Partners, LLC ("Berkshire Partners"). Berkshire Partners is a private equity investor based in Boston. Berkshire Partners' managing directors have worked together since the early 1980s and have completed more than forty private equity transactions. Its equity capital base of approximately $750 million is provided by the firm's principals, through entities such as Berkshire Investors, and by limited partnerships sponsored by Berkshire Partners, such as Berkshire. Berkshire and Berkshire Investors have been investors in Cypress Holdings for over a year and investors in CypressTree since its founding. Berkshire beneficially owns 52.242% of the outstanding voting securities of CAM through ownership of the outstanding voting securities of both CypressTree and Cypress Holdings. Berkshire Investors beneficially owns 2.433% of the outstanding voting securities of CAM.

  Standish, an investment counseling firm with over $30 billion in assets under management, provides investment counsel to a wide range of pension, endowment and high net worth clients and manages roughly $4.5 billion in institutional mutual funds. Standish offers investment expertise and an array of domestic and international investment products in the equity and fixed income arenas. Privately held by 21 employee/directors, Standish employs over 80 investment professionals with a total staff of more than 200. Standish beneficially owns 23.226% of the outstanding voting securities of CAM.

  The principals and employees of CypressTree and Cypress Holdings beneficially own 22.099% of the outstanding voting securities of CAM through ownership of the outstanding securities of both CypressTree and Cypress Holdings. Cypress Holdings beneficially owns 23.226% of the outstanding voting securities of CAM. Mr. Gallagher and Mr. Grause beneficially own 9.077% and 6.24%, respectively, of the outstanding voting securities of CAM.

  Berkshire's business address is c/o Berkshire Partners LLC, One Boston Place, Boston, Massachusetts 02108. Berkshire's sole general partner is Fourth Berkshire Associates LLC which has a business address of c/o Berkshire Partners LLC, One Boston Place, Boston, Massachusetts 02108. Standish's principal offices are located at One Financial Center, Boston, Massachusetts 02111. The address of the offices of Cypress Holdings, CypressTree and CAM is 125 High Street, Boston, Massachusetts 02110.

  The names, titles and principal occupations of the current directors and executive officers of CAM are set forth in the following table.

NAME                              TITLE                OCCUPATION
----                     ----------------------- ----------------------
Bradford K. Gallagher    Director and President  President and CEO of
                                                 Cypress Holdings
J. Christopher Clifford  Director                Managing Director,
                                                 Berkshire Partners LLC
Joseph T. Grause, Jr.    Vice President          Executive Vice
                                                 President of Cypress
                                                 Holdings
Leana D. Vacirca         Secretary and Treasurer Secretary and
                                                 Treasurer

PROPOSAL 1 -- ELECTION OF TRUSTEES
----------------------------------

  Listed below are four nominees (the "Nominees") for election to the Board of Trustees of the Trust (the "Board") to be elected by the shareholders of the Trust. Upon completion of the Acquisition, it is anticipated that all but one of the current Trustees will resign, and the Nominees will take office. The Nominees have been selected and proposed for election by the Nominating Committee composed of the current Trustees of the Board who are not "interested persons" (as defined in the 1940 Act) of the Trust, NASL Financial or CypressTree (the "Disinterested Trustees"). The election of the Nominees is contingent upon completion of the Acquisition, and, if the Acquisition is not completed for any reason, it is anticipated that all of the current Trustees will remain in office.

  The Board has asked Don B. Allen, a Trustee since 1988, to remain on the Board following completion of the Acquisition to help provide continuity of management. Mr. Allen has served as a trustee of NASL Series Trust, another mutual fund advised by NASL Financial, since 1985 and will continue in that position. While the Board does not believe that Mr. Allen's service on both Boards of Trustees currently poses any conflict, it is possible that a material conflict could arise because the Trust and NASL Series Trust have some of the same subadvisers and the same promotional agent. In the event a material conflict should arise, Mr. Allen has informed the Board that he will resolve it either by abstaining from voting on the issues and from consideration of the subject involved or, if there is no other effective way to satisfy the matter, by resigning as a Trustee of the Trust and continuing to serve as a trustee of NASL Series Trust.

  The persons named as proxies in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office for an indefinite term until his successor is elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

  The following table presents certain information regarding the Nominees, including their ages and principal occupations, which, unless specific dates are shown, are of more than five years duration.

                                  YEAR FIRST         PRINCIPAL OCCUPATIONS
                                   BECAME A            AND DIRECTORSHIPS
 NAME AND POSITION WITH TRUST AGE  TRUSTEE        DURING THE LAST FIVE YEARS
 ---------------------------- --- ---------- ------------------------------------
 WILLIAM F. ACHTMEYER,        42     N/A     Mr. Achtmeyer is co-founder,
 Nominee                                     President and Chief Executive
                                             Officer of The Parthenon Group, a
                                             strategic advisory consulting and
                                             investment firm.
 WILLIAM F. DEVIN,            58     N/A     Mr. Devin is Vice Chairman of the
 Nominee                                     Boston Stock Exchange and serves on
                                             its Board of Governors and a retired
                                             Executive Vice President of Fidelity
                                             Capital Markets, a division of
                                             National Financial Services
                                             Corporation in Boston.
 BRADFORD K. GALLAGHER*,      53     N/A     Mr. Gallagher is the President of
 Nominee                                     CypressTree and President and Chief
                                             Executive Officer of Cypress
                                             Holdings, which he founded in 1995.
                                             Prior to that, he was President of
                                             Allmerica Financial Services, a
                                             mutual life insurance company.
 KENNETH J. LAVERY,           47     N/A     Mr. Lavery is a Vice President of
 Nominee                                     Massachusetts Capital Resource
                                             Company, a private investment fund.

-----------
* Interested Person of CAM

  The following table presents certain information regarding the current Trustees, including their ages and principal occupations, which, unless specific dates are shown, are of more than five years duration.

                                  YEAR FIRST         PRINCIPAL OCCUPATIONS
                                   BECAME A            AND DIRECTORSHIPS
 NAME AND POSITION WITH TRUST AGE  TRUSTEE        DURING THE LAST FIVE YEARS
 ---------------------------- --- ---------- ------------------------------------
 DON B. ALLEN,                68     1988    Mr. Allen is a Senior Lecturer at
 Trustee                                     University of Rochester -- William
                                             Simon Graduate School of Business
                                             Administration.
 CHARLES L. BARDELIS,         55     1988    Mr. Bardelis is the President and
 Trustee                                     Chief Executive Officer at Island
                                             Commuter Corporation, a marine
                                             transport company. He is also a
                                             Director of Neworld Bankcorp Inc.
 SAMUEL HOAR,                 67     1989    Mr. Hoar has been a Senior Mediator
 Trustee                                     at Judicial Arbitration Mediation
                                             Services ("JAMS/Endispute") since
                                             June 1, 1994. Prior to that time, he
                                             was a Partner at Goodwin, Procter &
                                             Hoar, a law firm.
 ROBERT J. MYERS,             84     1988    Mr. Myers is a Director of Scudder
 Trustee                                     AARP Investment Funds and a member
                                             of the Prospective Payment
                                             Assessment Commission. He is also a
                                             self-employed actuarial consultant.
 JOHN D. RICHARDSON*,         58     1996    Mr. Richardson is currently the
 Trustee                                     Senior Vice President and General
                                             Manager of U.S. Operations for
                                             Manulife, the ultimate parent of
                                             NASL Financial. From 1992 to 1994,
                                             he was Senior Vice President and
                                             General Manager of Canadian
                                             Operations of Manulife and, prior
                                             thereto, Senior Vice President,
                                             Financial Services for Manulife.
 F. DAVID ROLWING,            62     1996    Mr. Rolwing is the President,
 Trustee                                     Chairman and CEO of Montgomery
                                             Mutual Insurance Company.

-----------
* Interested Person of NASL Financial

 Compensation

  Effective January 1, 1997 the Trust pays each Trustee who is not an officer of its investment adviser an annual retainer of $3,000 plus $750 per meeting attended in person and $200 for any meeting conducted by telephone, together with out-of-pocket expenses relating to attendance at meetings. For the Trust's fiscal year ended October 31, 1996, the Trustees of the Trust as a group received fees in the amount of $33,000.

  The table below sets forth the compensation received by each of the trustees of the Trust during the Trust's fiscal year ended October 31, 1996. None of the Nominees received any compensation from the Trust Complex (as defined below) during such period.

                              COMPENSATION TABLE

                                                                      TOTAL
                                             PENSION OR            COMPENSATION
                                AGGREGATE    RETIREMENT             FROM TRUST
                               COMPENSATION   BENEFITS  ESTIMATED    COMPLEX
                              FROM TRUST FOR  ACCRUED     ANNUAL     FOR YEAR
                                YEAR ENDED   AS PART OF  BENEFITS     ENDED
                               OCTOBER 31,     TRUST       UPON    OCTOBER 31,
NAME OF PERSON, POSITION           1996       EXPENSES  RETIREMENT 1996 (1)(2)
----------------------------- -------------- ---------- ---------- ------------
Don B. Allen,................     $8,250        $ 0        $ 0       $46,750
Trustee
Charles L. Bardelis,.........     $8,250        $ 0        $ 0       $46,750
Trustee
Samuel Hoar,.................     $8,250        $ 0        $ 0       $46,750
Trustee
Brian L. Moore*,.............     $    0        $ 0        $ 0       $     0
former trustee
Robert J. Myers,.............     $8,250        $ 0        $ 0       $46,750
Trustee
John D. Richardson*,.........     $    0        $ 0        $ 0       $     0
Trustee
F. David Rolwing,............     $    0        $ 0        $ 0       $12,000
Trustee

-----------
*   Interested Person of NASL Financial.
(1) Compensation received for services as Trustee.
(2) Trust Complex includes all Portfolios of the Trust, all portfolios of NASL Series Trust and all portfolios of Manulife Series Fund, Inc., an investment company for which an affiliate of NASL Financial served as investment adviser during the year ended October 31, 1996.

  The Board met five times during the Trust's last fiscal year. The Board also has a standing Audit Committee currently composed of Messrs. Allen, Bardelis, Hoar and Myers. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, to approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. In December of 1996, the Board established a Nominating Committee composed of Trustees who are not Interested Persons. The Board has not created a Compensation Committee.

 Required Vote

  Nominees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.

PROPOSAL 2 -- APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN CAM AND THE
------------------------------------------------------------------------------
              TRUST
              -----

  NASL Financial currently serves as investment adviser of the Trust pursuant to an advisory agreement with the Trust (the "NASL Financial Advisory Agreement"). As discussed above, in connection with the Acquisition, the Board is proposing that the Trust's shareholders approve an investment advisory agreement between the Trust and CAM (the "CAM Advisory Agreement"), pursuant to which CAM would replace NASL Financial as the Trust's investment adviser upon completion of the Acquisition. The CAM Advisory Agreement is substantially similar to the NASL Financial Advisory Agreement. A description of the CAM Advisory Agreement, including the services to be provided by CAM thereunder, is set forth below, and is qualified in its entirety by reference to the form of CAM Advisory Agreement attached hereto as Exhibit B.

  Effectiveness of the CAM Advisory Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the current investment advisory agreement with NASL Financial will remain in place and NASL Financial will continue to serve as the Trust's investment adviser.

  Under the terms of the CAM Advisory Agreement, CAM will administer the business and affairs of the Trust, be responsible for performing and paying for various services for the Trust, including, subject to the Board's approval, selecting subadvisers to manage the Portfolios and paying the subadvisers' fees from the advisory fees it receives. CAM will monitor the compliance of each subadviser with the investment objectives and related policies as stated in the Trust's Prospectus, review the performance of each subadviser and report periodically on such performance to the Board.

  The CAM Advisory Agreement contains the same terms and conditions, including advisory fee levels, as are contained in the NASL Financial Advisory Agreement. In addition, CypressTree has agreed to use best efforts to cause there not to be any increases in advisory fees charged to the Portfolios or expense limitations applicable to the Portfolios for at least two years following completion of the Acquisition, and has advised the Board that following the Acquisition CAM will continue to provide the same high-quality services currently provided by NASL Financial. CypressTree does not intend to recommend any changes in the current subadvisers to the Portfolios, who would continue to serve as the Portfolios' subadvisers upon completion of the Acquisition pursuant to the agreements described in Proposals 3-10.

  For additional information regarding the NASL Financial Advisory Agreement and the CAM Advisory Agreement, see "Additional Information--Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Advisory Fee Rates

  As compensation for its services, CAM will receive a fee from each Portfolio at the same rate as currently in effect for the fee paid to NASL Financial. The fee is stated as an annual percentage of the current value of the net assets of such Portfolio. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust.

  The following are the rates of advisory fees that the Portfolios currently pay to NASL Financial under the NASL Financial Advisory Agreement and would pay to CAM pursuant to the CAM Advisory Agreement:

                                        BETWEEN      BETWEEN
                                      $50,000,000  $200,000,000
                             FIRST        AND          AND      EXCESS OVER    EXPENSE
FUNDS                     $50,000,000 $200,000,000 $500,000,000 $500,000,000 LIMITATION*
------------------------  ----------- ------------ ------------ ------------ -----------
International Small Cap
 Fund...................    1.050 %      1.000 %      .900 %       .800 %       1.55 %
Small/Mid Cap Fund......     .925 %       .900 %      .875 %       .850 %      1.325 %
Global Equity Fund......     .900 %       .900 %      .700 %       .700 %       1.40 %
Growth Equity Fund......     .900 %       .850 %      .825 %       .800 %       1.30 %
International Growth and
 Income Fund............     .900 %       .850 %      .800 %       .750 %       1.40 %
Growth and Income Fund..     .725 %       .675 %      .625 %       .550 %        .99 %
Equity-Income Fund......     .800 %       .700 %      .600 %       .600 %      1.065 %
Balanced Fund...........     .775 %       .725 %      .675 %       .625 %      1.040 %
Strategic Income Fund...     .750 %       .700 %      .650 %       .600 %       1.15 %
Investment Quality Bond
 Fund...................     .600 %       .600 %      .525 %       .475 %        .90 %
National Municipal Bond
 Fund...................     .600 %       .600 %      .600 %       .600 %        .85 %
U.S. Government
 Securities Fund........     .600 %       .600 %      .525 %       .475 %        .90 %
Money Market Fund.......     .200 %       .200 %      .200 %       .145 %        .50 %

-----------
* Pursuant to both the CAM and NASL Financial Advisory Agreements, the investment adviser is obligated to reduce a Portfolio's advisory fee, or, if necessary, to reimburse the Portfolio, in order to prevent the expenses of a Portfolio (excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Portfolio's distribution fees) from exceeding the lower of the most restrictive expense limitation imposed by applicable state law or the fixed expense limitation set forth in the table. As of the date of this proxy statement, the operative limitation described in the preceding sentence is the expense limitations set forth in the table. As provided in both the CAM and NASL Financial Advisory Agreements, the expense limitations may be terminated by the investment adviser at any time on 30 days' written notice; however, as previously discussed, CypressTree has agreed to use best efforts not to terminate such fixed expense limitations for at least two years following completion of the Acquisition.

 Advisory Fees Paid

  For the fiscal year ended October 31, 1996, the Portfolios collectively paid NASL Financial $5,398,787 in advisory fees. The advisory fees paid by each Portfolio for such fiscal year, and the amounts reimbursed to each Portfolio pursuant to the expense limitation arrangement described above, are as follows:

                                            ADVISORY     AMOUNT        NET
                PORTFOLIO                  FEES PAID   REIMBURSED  ADVISORY FEE
                ---------                  ----------  ----------  ------------
Small/Mid Cap Fund........................ $   63,467* $   56,049*  $    7,418
International Small Cap Fund..............     47,966*     38,967*       8,999
Growth Equity Fund........................     40,762*     39,036*       1,726
Global Equity Fund........................  1,174,747      85,386    1,089,361
Equity-Income Fund........................    936,036     276,730      659,306
Growth and Income Fund....................    784,990     230,425      554,565
International Growth and Income Fund......    236,517      51,775      184,742
Strategic Income Fund.....................    415,019      70,527      344,492
Investment Quality Bond Fund..............    127,602      68,038       59,564
U.S. Government Securities Fund...........    693,407     178,180      515,227
National Municipal Bond Fund..............    121,407      62,875       58,532
Money Market Fund.........................     38,258      92,710      -54,452
Balanced Fund.............................    718,609     192,008      526,601
                                           ----------  ----------   ----------
 Total.................................... $5,398,787  $1,442,706   $3,956,081
                                           ==========  ==========   ==========

-----------
* For the period March 4, 1996 (commencement of operations) to October 31,
  1996.

  For information regarding other services currently provided to the Trust by NASL Financial and to be provided to the Trust by CAM upon completion of the Acquisition, as well as reimbursement and compensation received for such services, see "Additional Information -- Advisory Arrangements" and "-- Other Payments to the Adviser and Its Affiliates."

 Management and Control of CAM

  For information on the principal executive officers and directors of CAM, see "Information Concerning CypressTree" above.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Portfolios is set forth under "Additional Information--Portfolio Brokerage" below.

 Other Investment Companies Advised by CAM

  CAM does not currently serve as investment adviser to any other investment companies.

 Shareholder and Board Approval of the Advisory Agreements

  The NASL Financial Advisory Agreement was initially approved by the Board on September 28, 1995 and by the shareholders of each Portfolio on December 5,

1995. The foregoing approvals occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, North American Life Assurance Company ("NAL"). Amendments to the NASL Financial Advisory Agreement, increasing the advisory fees with respect to the Equity-Income Fund and Balanced Fund (and increasing such Portfolios' expense limitations by the same amounts), were approved by the Board on September 27, 1996 and by shareholders of the Equity-Income Fund and Balanced Fund, respectively, on December 20, 1996. The NASL Financial Advisory Agreement was most recently approved by the Board on June 26, 1997.

  Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the CAM Advisory Agreement and recommended that shareholders of the Trust approve such agreement.

  In approving the CAM Advisory Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Trust and its shareholders. The Board believes that the CAM Advisory Agreement will enable the Trust to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the CAM Advisory Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by CypressTree and NASL Financial, including financial and other information regarding the personnel, operations and financial condition of CAM and its affiliates. At its June 27, 1997 meeting, as well as a preliminary meeting held on April 4, 1997, the Board met with representatives of CypressTree, Berkshire and Standish to discuss the Acquisition and its consequences for the Trust.

  In approving the CAM Advisory Agreement, the Board focused primarily on the overall experience and reputation of CypressTree's principal officers and the reputation and experience of CypressTree's principal shareholders, Berkshire and Standish, the fact that CypressTree does not intend to recommend any changes in the current subadvisers to the Portfolios, who would continue to serve as the Portfolios' subadvisers upon completion of the Acquisition, and the fact that the NASL Financial Advisory Agreement and the CAM Advisory Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable by the Trust, are substantially similar. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and the Board considered the cost and expected profitability to CAM of acting as each Portfolio's investment adviser. The Board also considered the commitment of CypressTree to maintain and enhance the advisory and distribution services currently provided to the Trust, and, in particular, its current intentions with respect to the Trust following the Acquisition. The Board also considered the likelihood of CAM's continued financial stability following completion of the Acquisition, and whether there are aspects of the Acquisition likely to affect the ability of CAM to retain and attract qualified personnel. In connection with these considerations, the Board considered possible alternatives to approval of the CAM Advisory Agreement.

  Based upon its review of the above factors, the Board concluded that the CAM Advisory Agreement is in the best interests of each Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the CAM Advisory Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the CAM Advisory Agreement with respect to a Portfolio will require a Majority Vote of the shareholders of such Portfolio.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS OF THE TRUST VOTE "FOR" PROPOSAL 2.

PROPOSAL 3 -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
-----------------------------------------------------------------------------
              FRED ALGER MANAGEMENT, INC. WITH RESPECT TO THE SMALL/MID CAP
              -------------------------------------------------------------
              FUND
              ----

  Fred Alger Management, Inc. ("Alger") currently serves as the investment subadviser of the Small/Mid Cap Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Alger Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Alger, pursuant to which Alger will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Alger Agreement"). The New Alger Agreement is substantially similar to the Existing Alger Agreement. A description of the New Alger Agreement, including the services to be provided by Alger thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit C.

  Effectiveness of the New Alger Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Alger Agreement with NASL Financial will remain in effect.

  Under the terms of the New Alger Agreement, Alger will continue to manage the investment and reinvestment of the assets of the Small/Mid Cap Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Alger Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Alger Agreement.

  For additional information regarding the Existing Alger Agreement and New Alger Agreement, see "Additional Information--Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Alger receives a fee from NASL Financial under the Existing Alger Agreement and would receive a fee from CAM under the New Alger Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Small/Mid Cap Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Small/Mid Cap Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Alger Agreements, Alger is entitled to receive a fee equal to .525% of the first $50 million of the Portfolio's average daily net assets, .500% of the Portfolio's average daily net assets between $50 million and $200 million, .475% of the Portfolio's average daily net assets between $200 million and $500 million and .450% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996 (beginning from March 4, 1996, when the Portfolio commenced operations), NASL Financial paid $36,022 in subadvisory fees to Alger for management of the Small/Mid Cap Fund.

 Management and Control of Alger

  Alger is located at 75 Maiden Lane, New York, New York 10038 and is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is wholly owned by Alger Associates, Inc, a financial services holding company. For information on the principal executive officers and directors of Alger, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Small/Mid Cap Fund is set forth under "Additional Information--Portfolio Brokerage" below.

 Other Investment Companies Advised by Alger

  Alger manages one fund with investment objectives similar to the Small/Mid Cap Fund, as follows:

                                                                    NET ASSETS
 FUND                   INVESTMENT OBJECTIVE      SUBADVISORY FEE   (10/31/96)
 ----                -------------------------   ----------------  ------------
 NASL Series Trust   Long term capital           .525% on the      $131,464,266
 Small/Mid Cap Trust appreciation by primarily   first $50
                     investing in companies      million of net
                     with market                 assets; .500% on
                     capitalization between      the next $150
                     $500 million & $5 billion   million of net
                                                 assets; .475% on
                                                 the next $300
                                                 million in net
                                                 assets; and
                                                 .450% on all
                                                 assets over $500
                                                 million

 Shareholder and Board Approval of the Existing Alger Agreement

  The Existing Alger Agreement was initially approved by the Board on December 15, 1995 and by the sole shareholder of the Small/Mid Cap Fund on March 1, 1996. The foregoing approval occurred in connection with the establishment of the Portfolio and the appointment of Alger as its subadviser. The Existing Alger Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Alger Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Alger Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Alger Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Alger Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Alger, including information regarding the personnel, operations and financial condition of Alger.

  In approving the New Alger Agreement, the Board focused primarily on the nature and quality of the services to date provided by Alger to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Alger Agreement and the New Alger Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Alger, as well as the cost and profitability to Alger of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Alger's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Alger Agreement.

  Based upon its review of the above factors, the Board concluded that the New Alger Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Alger Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Alger Agreement will require a Majority Vote of the shareholders of the Small/Mid Cap Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE SMALL/MID CAP FUND VOTE "FOR" PROPOSAL 3.

PROPOSAL 4A -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               FOUNDERS ASSET MANAGEMENT, INC. WITH RESPECT TO THE GROWTH
               ----------------------------------------------------------
               EQUITY FUND
               -----------

  Founders Asset Management, Inc. ("Founders") currently serves as the investment subadviser of the Growth Equity Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Founders (Growth Equity) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Founders, pursuant to which Founders will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Founders (Growth Equity) Agreement"). The New Founders (Growth Equity) Agreement is substantially similar to the Existing Founders (Growth Equity) Agreement. A description of the New Founders (Growth Equity) Agreement, including the services to be provided by Founders thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit D.

  Effectiveness of the New Founders (Growth Equity) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Founders (Growth Equity) Agreement with NASL Financial will remain in effect.

  Under the terms of the New Founders (Growth Equity) Agreement, Founders will continue to manage the investment and reinvestment of the assets of the Growth Equity Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Founders (Growth Equity) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Founders (Growth Equity) Agreement.

  For additional information regarding the Existing Founders (Growth Equity) Agreement and New Founders (Growth Equity) Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Founders receives a fee from NASL Financial under the Existing Founders (Growth Equity) Agreement and would receive a fee from CAM under the New Founders (Growth Equity) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Growth Equity Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Growth Equity Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Founders (Growth Equity) Agreements, Founders is entitled to receive a fee equal to .500% of the first $50 million of the Portfolio's average daily net assets, .450% of the Portfolio's average daily net assets between $50 million and $200 million, .425% of the Portfolio's average daily net assets between $200 million and $500 million and .400% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996 (beginning from March 4, 1996, when the Portfolio commenced operations), NASL Financial paid $22,646 in subadvisory fees to Founders for management of the Growth Equity Fund.

 Management and Control of Founders

  Founders is located at 2930 East Third Avenue, Denver, Colorado 80206. Bjorn
K. Borgen, Chairman, Chief Executive Officer and Chief Investment Officer of Founders, owns 100% of the voting stock of Founders. For information on the principal executive officers and directors of Founders, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Growth Equity Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by Founders

  Founders manages three funds with investment objectives similar to the Growth Equity Fund. They are:

                                                                              NET ASSETS
 FUND                    INVESTMENT OBJECTIVE     ADVISORY/SUBADVISORY FEE    (10/31/96)
 ----                 --------------------------- ------------------------   ------------
 Founders Growth Fund Long-term growth of capital Advisory fee of 1.00% on   $917,525,536
                                                  the first $30 million of
                                                  net assets, 0.75% on the
                                                  next $270 million of net
                                                  assets, 0.70% on the
                                                  next $200 million of net
                                                  assets, and 0.65% on all
                                                  assets over $500 million
 NASL Series Trust -- Long-term growth of capital Subadvisory fee of 0.45%   $ 36,699,752
 Growth Trust                                     on the first $50 million
                                                  of net assets, 0.45% on
                                                  the next $150 million of
                                                  net assets, 0.35% on the
                                                  next $300 million of net
                                                  assets, and 0.30% on all
                                                  assets over $500 million
 New England Star     Long-term growth of capital Subadvisory fee of 0.55%   $193,742,354
 Advisers Fund(1)                                 on the first $50 million
                                                  of net assets and 0.50%
                                                  on all assets over $50
                                                  million

-----------
(1) This fund has four subadvisers, each managing a different segment of the fund's portfolio. Founders receives a subadvisory fee only with respect to the segment of the fund it manages. The net asset amount shown for this fund reflects only Founders' segment.

 Shareholder and Board Approval of the Existing Founders (Growth Equity)
  Agreement

  The Existing Founders (Growth Equity) Agreement was initially approved by the Board on December 15, 1995 and by the sole shareholder of the Growth Equity Fund on March 1, 1996. The foregoing approval occurred in connection with the establishment of the Portfolio and the appointment of Founders as its subadviser. The Existing Founders (Growth Equity) Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Founders (Growth Equity) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Founders (Growth Equity) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Founders (Growth Equity) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Founders (Growth Equity) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Founders, including information regarding the personnel, operations and financial condition of Founders.

  In approving the New Founders (Growth Equity) Agreement, the Board focused primarily on the nature and quality of the services to date provided by Founders to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Founders (Growth Equity) Agreement and the New Founders (Growth Equity) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Founders, as well as the cost and profitability to Founders of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Founders' management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Founders (Growth Equity) Agreement.

  Based upon its review of the above factors, the Board concluded that the New Founders (Growth Equity) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Founders (Growth Equity) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Founders (Growth Equity) Agreement will require a Majority Vote of the shareholders of the Growth Equity Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
        SHAREHOLDERS OF THE GROWTH EQUITY FUND VOTE "FOR" PROPOSAL 4A.

PROPOSAL 4B -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               FOUNDERS ASSET MANAGEMENT, INC. WITH RESPECT TO THE BALANCED
               ------------------------------------------------------------
               FUND
               ----

  Founders Asset Management, Inc. ("Founders") currently serves as the investment subadviser of the Balanced Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Founders (Balanced) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Founders, pursuant to which Founders will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Founders (Balanced) Agreement"). The New Founders (Balanced) Agreement is substantially similar to the Existing Founders (Balanced) Agreement. A description of the New Founders (Balanced) Agreement, including the services to be provided by Founders thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit D.

  Effectiveness of the New Founders (Balanced) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Founders (Balanced) Agreement with NASL Financial will remain in effect.

  Under the terms of the New Founders (Balanced) Agreement, Founders will continue to manage the investment and reinvestment of the assets of the Balanced Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Founders (Balanced) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Founders (Balanced) Agreement.

  For additional information regarding the Existing Founders (Balanced) Agreement and New Founders (Balanced) Agreement, see "Additional Information-- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Founders receives a fee from NASL Financial under the Existing Founders (Balanced) Agreement and would receive a fee from CAM under the New Founders (Balanced) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Balanced Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Balanced Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Founders (Balanced) Agreements, Founders is entitled to receive a fee equal to .375% of the first $50 million of the Portfolio's average daily net assets, .325% of the Portfolio's average daily net assets between $50 million and $200 million, .275% of the Portfolio's average daily net assets between $200 million and $500 million and .225% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $307,622 in subadvisory fees to the subadviser of the Balanced Fund, of which $25,402 was paid to Founders (and the balance of which was paid to a prior subadviser) for management of the Balanced Fund.

 Management and Control of Founders

  Founders is located at 2930 East Third Avenue, Denver, Colorado 80206. Bjorn
K. Borgen, Chairman, Chief Executive Officer and Chief Investment Officer of Founders, owns 100% of the voting stock of Founders. For information on the principal executive officers and directors of Founders, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Balanced Fund is set forth under "Additional Information--Portfolio Brokerage" below.

 Other Investment Companies Advised by Founders

  Founders manages two funds with investment objectives similar to the Balanced Fund. They are:

                                                                         NET ASSETS
 FUND                   INVESTMENT OBJECTIVE ADVISORY/SUBADVISORY FEE    (10/31/96)
 ----                   -------------------- ------------------------   ------------
 Founders Balanced Fund Current income and   Advisory fee of 0.65% on   $359,449,989
                        capital appreciation the first $250 million
                                             of net assets, 0.60% on
                                             the next $250 million of
                                             net assets, 0.55% on the
                                             next $250 million of net
                                             assets, and 0.50% on all
                                             assets over $750 million
 NASL Series Trust --   Current income and   Subadvisory fee of         $131,700,853
  Balanced Trust        capital appreciation 0.375% on the first $50
                                             million of net assets,
                                             0.325% on the next $150
                                             million of net assets,
                                             0.275% on the next $300
                                             million of net assets,
                                             and 0.225% on all assets
                                             over $500 million

 Shareholder and Board Approval of the Existing Founders (Balanced) Agreement

  The Existing Founders (Balanced) Agreement was initially approved by the Board on September 27, 1996 and by the shareholders of the Balanced Fund on December 20, 1996. The foregoing approval occurred in connection with a change of subadviser to the Portfolio. The Existing Founders (Balanced) Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Founders (Balanced) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Founders (Balanced) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Founders (Balanced) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Founders (Balanced) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Founders, including information regarding the personnel, operations and financial condition of Founders.

  In approving the New Founders (Balanced) Agreement, the Board focused primarily on the nature and quality of the services to date provided by Founders to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Founders (Balanced) Agreement and the New Founders (Balanced) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Founders, as well as the cost and profitability to Founders of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Founders' management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Founders (Balanced) Agreement.

  Based upon its review of the above factors, the Board concluded that the New Founders (Balanced) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Founders

(Balanced) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Founders (Balanced) Agreement will require a Majority Vote of the shareholders of the Balanced Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
           SHAREHOLDERS OF THE BALANCED FUND VOTE "FOR" PROPOSAL 4B.

PROPOSAL 4C -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               FOUNDERS ASSET MANAGEMENT, INC. WITH RESPECT TO THE
               ---------------------------------------------------
               INTERNATIONAL SMALL CAP FUND
               ----------------------------

  Founders Asset Management, Inc. ("Founders") currently serves as the investment subadviser of the International Small Cap Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Founders (International Small Cap) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Founders, pursuant to which Founders will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Founders (International Small Cap) Agreement"). The New Founders (International Small Cap) Agreement is substantially similar to the Existing Founders (International Small Cap) Agreement. A description of the New Founders (International Small Cap) Agreement, including the services to be provided by Founders thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit D.

  Effectiveness of the New Founders (International Small Cap) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Founders (International Small Cap) Agreement with NASL Financial will remain in effect.

  Under the terms of the New Founders (International Small Cap) Agreement, Founders will continue to manage the investment and reinvestment of the assets of the International Small Cap Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Founders (International Small Cap) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Founders (International Small Cap) Agreement.

  For additional information regarding the Existing Founders (International Small Cap) Agreement and New Founders (International Small Cap) Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Founders receives a fee from NASL Financial under the Existing Founders (International Small Cap) Agreement and would receive a fee from CAM under the New Founders (International Small Cap) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the International Small Cap Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the International Small Cap Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Founders (International Small Cap) Agreements, Founders is entitled to receive a fee equal to .650% of the first $50 million of the Portfolio's average daily net assets, .600% of the Portfolio's average daily net assets between $50 million and $200 million, .500% of the Portfolio's average daily net assets between $200 million and $500 million and
 .400% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996 (beginning from March 4, 1996, when the Portfolio commenced operations), NASL Financial paid $29,693 in subadvisory fees to Founders for management of the International Small Cap Fund.

 Management and Control of Founders

  Founders is located at 2930 East Third Avenue, Denver, Colorado 80206. Bjorn
K. Borgen, Chairman, Chief Executive Officer and Chief Investment Officer of Founders, owns 100% of the voting stock of Founders. For information on the principal executive officers and directors of Founders, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the International Small Cap Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by Founders

  Founders manages three funds with investment objectives similar to the International Small Cap Fund. They are:

                                                                                NET ASSET
 FUND                          INVESTMENT OBJECTIVE ADVISORY/SUBADVISORY FEE    (10/31/96)
 ----                          -------------------- ------------------------   ------------
 Founders Passport Fund        Capital appreciation Advisory fee of 1.00% on   $166,558,189
                                                    the first $250 million
                                                    of net assets, 0.80% on
                                                    the next $250 million of
                                                    net assets, and 0.70% on
                                                    all assets over $500
                                                    million
 NASL Series Trust --          Long-term capital    Subadvisory fee of 0.65%   $ 84,577,790
 International Small Cap Trust appreciation         on the first $50 million
                                                    of net assets, 0.60% on
                                                    the next $150 million of
                                                    net assets, 0.50% on the
                                                    next $300 million of net
                                                    assets, and 0.40% on all
                                                    assets over $500 million
 American Skandia Trust --     Capital appreciation Subadvisory fee of 0.60%   $106,217,640
 Founders Passport Portfolio                        on the first $100
                                                    million of net assets,
                                                    and 0.50% on all assets
                                                    over $100 million

 Shareholder and Board Approval of the Existing Founders (International Small
  Cap) Agreement

  The Existing Founders (International Small Cap) Agreement was initially approved by the Board on December 15, 1995 and by the sole shareholder of the International Small Cap Fund on March 1, 1996. The foregoing approval occurred in connection with the establishment of the Portfolio and the appointment of Founders as its subadviser. The Existing Founders (International Small Cap) Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Founders (International Small Cap) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Founders (International Small Cap) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Founders (International Small Cap) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Founders (International Small Cap) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Founders, including information regarding the personnel, operations and financial condition of Founders.

  In approving the New Founders (International Small Cap) Agreement, the Board focused primarily on the nature and quality of the services to date provided by Founders to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Founders (International Small Cap) Agreement and the New Founders (International Small Cap) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Founders, as well as the cost and profitability to Founders of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Founders' management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Founders (International Small
Cap) Agreement.

  Based upon its review of the above factors, the Board concluded that the New Founders (International Small Cap) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Founders (International Small Cap) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Founders (International Small Cap) Agreement will require a Majority Vote of the shareholders of the International Small Cap Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
   SHAREHOLDERS OF THE INTERNATIONAL SMALL CAP FUND VOTE "FOR" PROPOSAL 4C.

PROPOSAL 5A -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               WELLINGTON MANAGEMENT COMPANY, LLP WITH RESPECT TO THE GROWTH
               -------------------------------------------------------------
               AND INCOME FUND
               ---------------

  Wellington Management Company, LLP ("Wellington Management") currently serves as the investment subadviser of the Growth and Income Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Wellington (Growth and Income) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Wellington Management, pursuant to which Wellington Management will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Wellington (Growth and Income) Agreement"). The New Wellington (Growth and Income) Agreement is substantially similar to the Existing Wellington (Growth and Income) Agreement. A description of the New Wellington (Growth and Income) Agreement, including the services to be provided by Wellington Management thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit E.

  Effectiveness of the New Wellington (Growth and Income) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Wellington (Growth and Income) Agreement with NASL Financial will remain in effect.

  Under the terms of the New Wellington (Growth and Income) Agreement, Wellington Management will continue to manage the investment and reinvestment of the assets of the Growth and Income Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Wellington (Growth and Income) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Wellington (Growth and Income) Agreement.

  For additional information regarding the Existing Wellington (Growth and Income) Agreement and New Wellington (Growth and Income) Agreement, see "Additional Information--Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Wellington Management receives a fee from NASL Financial under the Existing Wellington (Growth and Income) Agreement and would receive a fee from CAM under the New Wellington (Growth and Income) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Growth and Income Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Growth and Income Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Wellington (Growth and Income) Agreements, Wellington Management is entitled to receive a fee equal to .325% of the first $50 million of the Portfolio's average daily net assets, .275% of the Portfolio's average daily net assets between $50 million and $200 million,
 .225% of the Portfolio's average daily net assets between $200 million and $500 million and .150% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $334,666 in subadvisory fees to Wellington Management for management of the Growth and Income Fund.

 Management and Control of Wellington Management

  Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is managed by its active partners. The managing partners of Wellington Management as of March 31, 1997 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. Exhibit A identifies the individuals who are general partners of Wellington Management.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Growth and Income Fund is set forth under "Additional Information--Portfolio Brokerage" below.

 Other Investment Companies Advised by Wellington Management

  Wellington Management serves as subadviser to four funds with investment objectives similar to the Growth and Income Fund. They are:

                                                                          NET ASSETS
 FUND                     INVESTMENT OBJECTIVE     SUBADVISORY FEE        (10/31/96)
 ----                     -------------------- -----------------------   ------------
 Anchor Series Growth &   Long-term growth     .325% on the first $50    $ 31,686,877
 Income Portfolio         of capital and       million of net assets;
                          income               .225% on the next $100
                          consistent with      million of net assets;
                          prudent              .200% on the next $350
                          investment risk.     million of net assets;
                                               and .150% on all assets
                                               over $500 million
 First Investors Growth & Long-term growth     .325% on the first $50    $123,322,442
 Income Portfolio         of capital and       million of net assets;
                          income               .275% on the next $100
                          consistent with      million of net assets;
                          prudent              .225% on the next $350
                          investment risk.     million; and .200% on
                                               all assets over $500
                                               million
 Cornerstone U.S. Equity  Long-term growth     .325% on the first $50    $ 24,961,769
                          of capital and       million of net assets;
                          income               .275% on the next $100
                          consistent with      million of net assets;
                          prudent              .225% on the next $350
                          investment risk.     million of net assets;
                                               and .150% on all assets
                                               over $500 million
 NASL Series Trust --     Long-term growth     .325% on the first $50    $953,206,372
 Growth and Income Trust  of capital and       million of net assets;
                          income               .275% on the next $150
                          consistent with      million of net assets;
                          prudent              .225% on the next $300
                          investment risk.     million of net assets;
                                               and .150% on all assets
                                               over $500 million

 Shareholder and Board Approval of the Existing Wellington (Growth and Income)
  Agreement

  The Existing Wellington (Growth and Income) Agreement was approved by the Board on September 28, 1995 and by the shareholders of the Growth and Income Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, NAL.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Wellington (Growth and Income) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Wellington (Growth and Income) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The

Board believes that the New Wellington (Growth and Income) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Wellington (Growth and Income) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Wellington Management, including information regarding the personnel, operations and financial condition of Wellington Management.

  In approving the New Wellington (Growth and Income) Agreement, the Board focused primarily on the nature and quality of the services to date provided by Wellington Management to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Wellington (Growth and Income) Agreement and the New Wellington (Growth and Income) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Wellington Management, as well as the cost and profitability to Wellington Management of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Wellington Management's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Wellington (Growth and Income) Agreement.

  Based upon its review of the above factors, the Board concluded that the New Wellington (Growth and Income) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Wellington (Growth and Income) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Wellington (Growth and Income) Agreement will require a Majority Vote of the shareholders of the Growth and Income Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
      SHAREHOLDERS OF THE GROWTH AND INCOME FUND VOTE "FOR" PROPOSAL 5A.

PROPOSAL 5B -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               WELLINGTON MANAGEMENT COMPANY, LLP WITH RESPECT TO THE
               ------------------------------------------------------
               INVESTMENT QUALITY BOND FUND
               ----------------------------

  Wellington Management Company, LLP ("Wellington Management") currently serves as the investment subadviser of the Investment Quality Bond Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Wellington (Investment Quality Bond) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Wellington Management, pursuant to which Wellington Management will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Wellington (Investment Quality Bond) Agreement"). The New Wellington (Investment Quality Bond) Agreement is substantially similar to the Existing Wellington (Investment Quality Bond) Agreement. A description of the New Wellington (Investment Quality Bond) Agreement, including the services to be provided by Wellington Management thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit E.

  Effectiveness of the New Wellington (Investment Quality Bond) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Wellington (Investment Quality Bond) Agreement with NASL Financial will remain in effect.

  Under the terms of the New Wellington (Investment Quality Bond) Agreement, Wellington Management will continue to manage the investment and reinvestment of the assets of the Investment Quality Bond Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Wellington (Investment Quality Bond) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Wellington (Investment Quality Bond) Agreement.

  For additional information regarding the Existing Wellington (Investment Quality Bond) Agreement and New Wellington (Investment Quality Bond) Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Wellington Management receives a fee from NASL Financial under the Existing Wellington (Investment Quality Bond) Agreement and would receive a fee from CAM under the New Wellington (Investment Quality Bond) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Investment Quality Bond Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Investment Quality Bond Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Wellington (Investment Quality Bond) Agreements, Wellington Management is entitled to receive a fee equal to .225% of the first $200 million of the Portfolio's average daily net assets, .150% of the Portfolio's average daily net assets between $200 million and $500 million and
 .100% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $47,851 in subadvisory fees to Wellington Management for management of the Investment Quality Bond Fund.

 Management and Control of Wellington Management

  Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is managed by its active partners. The managing partners of Wellington Management as of March 31, 1997 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. Exhibit A identifies the individuals who are general partners of Wellington Management.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Investment Quality Bond Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by Wellington Management

  Wellington Management also serves as subadviser to two funds with investment objectives similar to the Investment Quality Bond Fund. They are:

                                                                     NET ASSETS
 FUND                INVESTMENT OBJECTIVE     SUBADVISORY FEE        (10/31/96)
 ----                -------------------- -----------------------   ------------
 Anchor Series Fixed High level of        .225% on the first $50    $ 22,752,324
 Income Portfolio    current income       million of net assets;
                     consistent with the  .125% on the next $50
                     maintenance of       million of net assets;
                     principal and        and .100% on all assets
                     liquidity.           over $100 million
 NASL Series         High level of        .225% on the first $200   $151,480,645
 Trust -- Investment current income       million of net assets;
 Quality Bond Trust  consistent with the  .150% on the next $300
                     maintenance of       million of net assets;
                     principal and        and .100% on all assets
                     liquidity.           over $500 million

 Shareholder and Board Approval of the Existing Wellington (Investment Quality
  Bond) Agreement

  The Existing Wellington (Investment Quality Bond) Agreement was approved by the Board on September 28, 1995 and by the shareholders of the Investment Quality Bond Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, NAL.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Wellington (Investment Quality Bond) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Wellington (Investment Quality Bond) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Wellington (Investment Quality Bond) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Wellington (Investment Quality Bond) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Wellington Management, including information regarding the personnel, operations and financial condition of Wellington Management.

  In approving the New Wellington (Investment Quality Bond) Agreement, the Board focused primarily on the nature and quality of the services to date provided by Wellington Management to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Wellington (Investment Quality
Bond) Agreement and the New Wellington (Investment Quality Bond) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Wellington Management, as well as the cost and profitability to Wellington Management of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Wellington Management's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Wellington (Investment Quality Bond) Agreement.

  Based upon its review of the above factors, the Board concluded that the New Wellington (Investment Quality Bond) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Wellington (Investment Quality Bond) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Wellington (Investment Quality Bond) Agreement will require a Majority Vote of the shareholders of the Investment Quality Bond Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
   SHAREHOLDERS OF THE INVESTMENT QUALITY BOND FUND VOTE "FOR" PROPOSAL 5B.

PROPOSAL 6A -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               SALOMON BROTHERS ASSET MANAGEMENT INC WITH RESPECT TO THE U.S.
               --------------------------------------------------------------
               GOVERNMENT SECURITIES FUND
               --------------------------

  Salomon Brothers Asset Management Inc ("SBAM") currently serves as the investment subadviser of the U.S. Government Securities Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing SBAM (U.S. Government Securities) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and SBAM, pursuant to which SBAM will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New SBAM (U.S. Government Securities) Agreement"). The New SBAM (U.S. Government Securities) Agreement is substantially similar to the Existing SBAM (U.S. Government Securities) Agreement. A description of the New SBAM (U.S. Government Securities) Agreement, including the services to be provided by SBAM thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit F.

  Effectiveness of the New SBAM (U.S. Government Securities) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing SBAM (U.S. Government Securities) Agreement with NASL Financial will remain in effect.

  Under the terms of the New SBAM (U.S. Government Securities) Agreement, SBAM will continue to manage the investment and reinvestment of the assets of the U.S. Government Securities Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New SBAM (U.S. Government Securities) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing SBAM (U.S. Government Securities) Agreement.

  For additional information regarding the Existing SBAM (U.S. Government Securities) Agreement and New SBAM (U.S. Government Securities) Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, SBAM receives a fee from NASL Financial under the Existing SBAM (U.S. Government Securities) Agreement and would receive a fee from CAM under the New SBAM (U.S. Government Securities) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the U.S. Government Securities Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the U.S. Government Securities Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New SBAM (U.S. Government Securities) Agreements, SBAM is entitled to receive a fee equal to .225% of the first $200 million of the Portfolio's average daily net assets, .150% of the Portfolio's average daily net assets between $200 million and $500 million and .100% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $260,027 in subadvisory fees to SBAM for management of the U.S. Government Securities Fund.

 Management and Control of SBAM

  SBAM is located at 7 World Trade Center, New York, New York 10048. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc. For information on the principal executive officers and directors of SBAM, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the U.S. Government Securities Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by SBAM

  SBAM manages three funds with investment objectives similar to the U.S. Government Securities Fund. They are:

                                                  ADVISORY/           NET ASSETS
FUND                 INVESTMENT OBJECTIVE      SUBADVISORY FEE        (10/31/96)
----                 --------------------     ------------------     ------------
Salomon Brothers     Seeks a high level       Advisory fee of        $ 11,725,798
U.S. Government      of current income        .60% of average
Income Fund                                   daily net assets
Salomon Brothers     Provide a high           Subadvisory fee of     $ 13,623,071
U.S. Government      level of current         .55% of all
Series (Advised by   income consistent        assets*
TNE Advisers,        with preservation
subadvised by        of capital and
SBAM)                maintenance of
                     liquidity
NASL Series          Seeks a high level       Subadvisory fee of     $210,754,755
Trust -- U.S.        of current income        .225% on the first
Government           consistent with          $200 million of
Securities Trust     preservation of          net assets; .15%
                     capital and              on the next $300
                     maintenance of           million of net
                     liquidity                assets; and .10%
                                              on all assets over
                                              $500 million

-----------
* Expense cap of .70%.

 Shareholder and Board Approval of the Existing SBAM (U.S. Government Securities) Agreement

  The Existing SBAM (U.S. Government Securities) Agreement was initially approved by the Board on September 28, 1995 and by the shareholders of the U.S. Government Securities Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, NAL. The Existing SBAM (U.S. Government Securities) Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New SBAM (U.S. Government Securities) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New SBAM (U.S. Government Securities) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New SBAM (U.S. Government Securities) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New SBAM (U.S. Government Securities) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM, including information regarding the personnel, operations and financial condition of SBAM.

  In approving the New SBAM (U.S. Government Securities) Agreement, the Board focused primarily on the nature and quality of the services to date provided by SBAM to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing SBAM (U.S. Government Securities) Agreement and the New SBAM (U.S. Government Securities) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of SBAM, as well as the cost and profitability to SBAM of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding SBAM's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New SBAM (U.S. Government Securities) Agreement.

  Based upon its review of the above factors, the Board concluded that the New SBAM (U.S. Government Securities) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New SBAM (U.S. Government Securities) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New SBAM (U.S. Government Securities) Agreement will require a Majority Vote of the shareholders of the U.S. Government Securities Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
  SHAREHOLDERS OF THE U.S. GOVERNMENT SECURITIES FUND VOTE "FOR" PROPOSAL 6A.

PROPOSAL 6B -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               SALOMON BROTHERS ASSET MANAGEMENT INC WITH RESPECT TO THE
               ---------------------------------------------------------
               NATIONAL MUNICIPAL BOND FUND
               ----------------------------

  Salomon Brothers Asset Management Inc ("SBAM") currently serves as the investment subadviser of the National Municipal Bond Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing SBAM (National Municipal Bond) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and SBAM, pursuant to which SBAM will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New SBAM (National Municipal Bond) Agreement"). The New SBAM (National Municipal Bond) Agreement is substantially similar to the Existing SBAM (National Municipal Bond) Agreement. A description of the New SBAM (National Municipal Bond) Agreement, including the services to be provided by SBAM thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit F.

  Effectiveness of the New SBAM (National Municipal Bond) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing SBAM (National Municipal Bond) Agreement with NASL Financial will remain in effect.

  Under the terms of the New SBAM (National Municipal Bond) Agreement, SBAM will continue to manage the investment and reinvestment of the assets of the National Municipal Bond Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New SBAM (National Municipal Bond) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing SBAM (National Municipal Bond) Agreement.

  For additional information regarding the Existing SBAM (National Municipal
Bond) Agreement and New SBAM (National Municipal Bond) Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, SBAM receives a fee from NASL Financial under the Existing SBAM (National Municipal Bond) Agreement and would receive a fee from CAM under the New SBAM (National Municipal Bond) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the National Municipal Bond Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the National Municipal Bond Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New SBAM (National Municipal Bond) Agreements, SBAM is entitled to receive a fee equal to .250% of the Portfolio's average daily net assets.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $50,586 in subadvisory fees to SBAM for management of the National Municipal Bond Fund.

 Management and Control of SBAM

  SBAM is located at 7 World Trade Center, New York, New York 10048. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc. For information on the principal executive officers and directors of SBAM, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the National Municipal Bond Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by SBAM

  SBAM manages one fund with investment objectives similar to the National Municipal Bond Fund as follows:

                                                                   NET ASSETS
FUND                 INVESTMENT OBJECTIVE       ADVISORY FEE       (10/31/96)
----                 --------------------     ----------------     -----------
Salomon Brothers     Achieve a high           .50% of average      $11,512,857
National             level of                 daily net assets
Intermediate         current income
Municipal Fund       which is exempt
                     from regular
                     federal income
                     taxes

 Shareholder and Board Approval of the Existing SBAM (National Municipal
 Bond) Agreement

  The Existing SBAM (National Municipal Bond) Agreement was initially approved by the Board on September 28, 1995 and by the shareholders of the National Municipal Bond Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, NAL. The Existing SBAM (National Municipal Bond) Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New SBAM (National Municipal Bond) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New SBAM (National Municipal Bond) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New SBAM (National Municipal
Bond) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New SBAM (National Municipal Bond) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM, including information regarding the personnel, operations and financial condition of SBAM.

  In approving the New SBAM (National Municipal Bond) Agreement, the Board focused primarily on the nature and quality of the services to date provided by SBAM to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing SBAM (National Municipal Bond) Agreement and the New SBAM (National Municipal Bond) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of SBAM, as well as the cost and profitability to SBAM of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding SBAM's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New SBAM (National Municipal Bond) Agreement.

  Based upon its review of the above factors, the Board concluded that the New SBAM (National Municipal Bond) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New SBAM (National Municipal Bond) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New SBAM (National Municipal Bond) Agreement will require a Majority Vote of the shareholders of the National Municipal Bond Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
   SHAREHOLDERS OF THE NATIONAL MUNICIPAL BOND FUND VOTE "FOR" PROPOSAL 6B.

PROPOSAL 6C -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               SALOMON BROTHERS ASSET MANAGEMENT INC WITH RESPECT TO THE
               ---------------------------------------------------------
               STRATEGIC INCOME FUND
               ---------------------

  Salomon Brothers Asset Management Inc ("SBAM") currently serves as the investment subadviser of the Strategic Income Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing SBAM (Strategic Income) Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and SBAM, pursuant to which SBAM will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New SBAM (Strategic Income) Agreement"). The New SBAM (Strategic Income) Agreement is substantially similar to the Existing SBAM (Strategic Income) Agreement. A description of the New SBAM (Strategic Income) Agreement, including the services to be provided by SBAM thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit F.

  Effectiveness of the New SBAM (Strategic Income) Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing SBAM (Strategic Income) Agreement with NASL Financial will remain in effect.

  Under the terms of the New SBAM (Strategic Income) Agreement, SBAM will continue to manage the investment and reinvestment of the assets of the Strategic Income Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New SBAM (Strategic Income) Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing SBAM (Strategic Income) Agreement.

  For additional information regarding the Existing SBAM (Strategic Income) Agreement and New SBAM (Strategic Income) Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, SBAM receives a fee from NASL Financial under the Existing SBAM (Strategic Income) Agreement and would receive a fee from CAM under the New SBAM (Strategic Income) Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Strategic Income Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Strategic Income Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New SBAM (Strategic Income) Agreements, SBAM is entitled to receive a fee equal to .350% of the first $50 million of the Portfolio's average daily net assets, .300% of the Portfolio's average daily net assets between $50 million and $200 million, .250% of the Portfolio's average daily net assets between $200 million and $500 million and .200% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $192,079 in subadvisory fees to SBAM for management of the Strategic Income Fund. A portion of this amount was paid by SBAM to Salomon Brothers Asset Management Limited, as described in Proposal 6D below.

 Management and Control of SBAM

  SBAM is located at 7 World Trade Center, New York, New York 10048. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc. For information on the principal executive officers and directors of SBAM, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Strategic Income Fund is set forth under "Additional Information--Portfolio Brokerage" below.

 Other Investment Companies Advised by SBAM

  SBAM manages four funds with investment objectives similar to the Strategic Income Fund. They are:

                                                                  NET ASSETS
FUND               INVESTMENT OBJECTIVE ADVISORY/SUBADVISORY FEE  (10/31/96)
----               -------------------- ------------------------ ------------
Salomon Brothers   Seeks a high level   Advisory fee of          $ 23,684,836
Strategic Bond     of current income    .75% of average
Fund                                    daily net assets
Salomon Brothers   Seeks a high level   Advisory fee of          $ 29,636,821
Strategic Bond     of total return      .65% of all assets
Opportunities      consistent with
Series             the preservation
                   of capital
Salomon            Obtain a high        Subadvisory fee of       $ 13,608,308
Brothers/JNL:      level of current     .375% on the first
Global Bond Series income               $50 million of net
(Advised by JNFSI,                      assets; .35% on
subadvised by                           the next $100
SBAM)                                   million of net
                                        assets; .30% on of
                                        the next $350
                                        million of net
                                        assets; and .25%
                                        on all assets over
                                        $500 million*
NASL Series        Seeks a high level   Subadvisory fee of       $199,020,718
Trust -- Strategic of total return      .35% on the first
Bond Trust         consistent with      $50 million of net
                   preservation of      assets; .30% on
                   capital              the next $150
                                        million of net
                                        assets; .25% on
                                        the next $300
                                        million of net
                                        assets; and .20%
                                        on all assets over
                                        $500 million

-----------
*All expenses (other than management fees) in excess of .15% are reimbursed

 Shareholder and Board Approval of the Existing SBAM (Strategic Income)
 Agreement

  The Existing SBAM (Strategic Income) Agreement was initially approved by the Board on September 28, 1995 and by the shareholders of the Strategic Income Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL's current parent, with NASL Financial's then-parent, NAL. The Existing SBAM (Strategic Income) Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New SBAM (Strategic Income) Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New SBAM (Strategic Income) Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New SBAM (Strategic Income) Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New SBAM (Strategic Income) Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM, including information regarding the personnel, operations and financial condition of SBAM.

  In approving the New SBAM (Strategic Income) Agreement, the Board focused primarily on the nature and quality of the services to date provided by SBAM to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing SBAM (Strategic Income) Agreement and the New SBAM (Strategic Income) Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of SBAM, as well as the cost and profitability to SBAM of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding SBAM's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New SBAM (Strategic Income) Agreement.

  Based upon its review of the above factors, the Board concluded that the New SBAM (Strategic Income) Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New SBAM (Strategic Income) Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New SBAM (Strategic Income) Agreement will require a Majority Vote of the shareholders of the Strategic Income Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
       SHAREHOLDERS OF THE STRATEGIC INCOME FUND VOTE "FOR" PROPOSAL 6C.

PROPOSAL 6D -- APPROVAL OF A SUBADVISORY CONSULTING AGREEMENT BETWEEN SALOMON
-----------------------------------------------------------------------------
               BROTHERS ASSET MANAGEMENT INC AND SALOMON BROTHERS ASSET
               --------------------------------------------------------
               MANAGEMENT LIMITED WITH RESPECT TO THE STRATEGIC INCOME FUND
               ------------------------------------------------------------

  Salomon Brothers Asset Management Inc. ("SBAM") currently serves as the investment subadviser of the Strategic Income Fund pursuant to an investment subadvisory agreement with NASL Financial. In connection with SBAM's service as subadviser to the Strategic Income Fund, SBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") provides certain subadvisory consulting services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities ("Foreign Securities") for the benefit of the Strategic Income Fund. These services are provided pursuant to a subadvisory consulting agreement between SBAM and SBAM Limited (the "Existing Consulting Agreement"), and SBAM Limited is compensated by SBAM at no additional expense to the Strategic Income Fund. The Existing Consulting Agreement provides for its termination upon termination of the existing investment advisory agreement between NASL Financial and the Trust. As a result, the Board is proposing that shareholders of the Portfolio approve a new subadvisory consulting agreement between SBAM and SBAM Limited (the "New Consulting Agreement") to become effective upon completion of the Acquisition. The New Consulting Agreement is substantially similar to the Existing Consulting Agreement. A description of the New Consulting Agreement, including the services to be provided by SBAM Limited thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit G.

  Effectiveness of the New Consulting Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing SBAM Consulting Agreement with NASL Financial will remain in effect.

  Under the terms of the New Consulting Agreement, SBAM Limited will continue to provide advisory services to SBAM with regard to currency transactions and investments in Foreign Securities for the Portfolio. The New Consulting Agreement contains similar terms and conditions, including identical fee levels, as the Existing Consulting Agreement.

  For additional information regarding the Existing Consulting Agreement and New Consulting Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Fee Rates

  As full compensation for all services provided by SBAM Limited under the Existing Consulting Agreement, SBAM pays SBAM Limited a portion of its subadvisory fee, and would continue to pay SBAM Limited at the same rate under the New Consulting Agreement. Such amount is equal to the fee payable under SBAM's subadvisory agreement with respect to the Portfolio (as discussed in Proposal 6C above) multiplied by the percentage of the Strategic Income Fund's assets that SBAM

Limited has been delegated to manage divided by the current value of the net assets of the Portfolio.

 Fees Paid

  For the fiscal year ended October 31, 1996, SBAM paid $48,020 to SBAM Limited under the Existing Consulting Agreement for subadvisory consulting services rendered in connection with the Strategic Income Fund.

 Management and Control of SBAM Limited

  SBAM Limited is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England. SBAM Limited is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc. For information on the principal executive officers and directors of SBAM Limited, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Strategic Income Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by SBAM Limited

  SBAM Limited provides advisory services to four funds with investment objectives similar to the Strategic Income Fund. They are:

                                                                  NET ASSETS
FUND               INVESTMENT OBJECTIVE ADVISORY/SUBADVISORY FEE  (10/31/96)
----               -------------------- ------------------------ ------------
Salomon Brothers   Seeks a high level   Advisory fee of          $ 23,684,836
Strategic Bond     of current income    .75% of average
Fund                                    daily net assets
Salomon Brothers   Seeks a high level   Advisory fee of          $ 29,636,821
Strategic Bond     of total return      .65% of all assets
Opportunities      consistent with
Series             the preservation
                   of capital
Salomon            Obtain a high        Subadvisory fee of       $ 13,608,308
Brothers/JNL:      level of current     .375% on the first
Global Bond Series income               $50 million of net
(Advised by JNFSI,                      assets; .35% on
subadvised by                           the next $100
SBAM)                                   million of net
                                        assets; .30% on
                                        the next $350
                                        million of net
                                        assets; and .25%
                                        on all assets over
                                        $500 million*
NASL Series        Seeks a high level   Subadvisory fee of       $199,020,718
Trust--Strategic   of total return      .35% on the first
Bond Trust         consistent with      $50 million of net
                   preservation of      assets; .30% on
                   capital              the next $150
                                        million of net
                                        assets; .25% on
                                        the next $300
                                        million of net
                                        assets; and .20%
                                        on all assets over
                                        $500 million

-----------
* All expenses (other than management fees) in excess of .15% are reimbursed

 Shareholder and Board Approval of the Existing Consulting Agreement

  The Existing Consulting Agreement was initially approved by the Board on September 28, 1995 and by the shareholders of the Strategic Income Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, NAL. The Existing Consulting Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Consulting Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Consulting Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Consulting Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Consulting Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM Limited, including information regarding the personnel, operations and financial condition of SBAM Limited.

  In approving the New Consulting Agreement, the Board focused primarily on the nature and quality of the services to date provided by SBAM Limited, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Consulting Agreement and the New Consulting Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same subadvisory consultant for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of SBAM Limited, as well as the cost and profitability to SBAM Limited of acting as subadvisory consultant to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding SBAM Limited's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Consulting Agreement.

  Based upon its review of the above factors, the Board concluded that the New Consulting Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Consulting Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

  Required Vote

  Approval of the New Consulting Agreement will require a Majority Vote of the shareholders of the Strategic Income Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
       SHAREHOLDERS OF THE STRATEGIC INCOME FUND VOTE "FOR" PROPOSAL 6D.

PROPOSAL 7 -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
-----------------------------------------------------------------------------
              J.P. MORGAN INVESTMENT MANAGEMENT INC. WITH RESPECT TO THE
              ----------------------------------------------------------
              INTERNATIONAL GROWTH AND INCOME FUND
              ------------------------------------

  J.P. Morgan Investment Management Inc. ("J.P. Morgan") currently serves as the investment subadviser of the International Growth and Income Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing J.P. Morgan Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and J.P. Morgan, pursuant to which J.P. Morgan will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New J.P. Morgan Agreement"). The New J.P. Morgan Agreement is substantially similar to the Existing J.P. Morgan Agreement. A description of the New J.P. Morgan Agreement, including the services to be provided by J.P. Morgan thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit H.

  Effectiveness of the New J.P. Morgan Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing J.P. Morgan Agreement with NASL Financial will remain in effect.

  Under the terms of the New J.P. Morgan Agreement, J.P. Morgan will continue to manage the investment and reinvestment of the assets of the International Growth and Income Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New J.P. Morgan Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing J.P. Morgan Agreement.

  For additional information regarding the Existing J.P. Morgan Agreement and New J.P. Morgan Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, J.P. Morgan receives a fee from NASL Financial under the Existing J.P. Morgan Agreement and would receive a fee from CAM under the New J.P. Morgan Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the International Growth and Income Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the International Growth and Income Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New J.P. Morgan Agreements, J.P. Morgan is entitled to receive a fee equal to .500% of the first $50 million of the Portfolio's average daily net assets, .450% of the Portfolio's average daily net assets between $50 million and $200 million, .400% of the Portfolio's average daily net assets between $200 million and $500 million and .350% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $131,398 in subadvisory fees to J.P. Morgan for management of the International Growth and Income Fund.

 Management and Control of J.P. Morgan

  J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036, and is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company. For information on the principal executive officers and directors of J.P. Morgan, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the International Growth and Income Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by J.P. Morgan

  J.P. Morgan manages four funds with investment objectives similar to the International Growth and Income Fund. They are:

                                                                      NET ASSETS
FUND                 INVESTMENT OBJECTIVE      SUBADVISORY FEE        (10/31/96)
----                 --------------------     ------------------     ------------
COVA Series Trust    Seeks to provide a       .60% on the first      $ 10,827,460
--  International    consistent high          $50 million of net
Equity Portfolio     total return from        assets; .50% on
                     a portfolio of           all assets over
                     international            $50 million
                     equity securities
Frank Russell        Seeks to provide         .50% on the first      $257,341,830
Investment           favorable total          $100 million of
Management Co. --    return and               net assets; .40%
International Fund   additional               on the next $250
                     diversification          million of net
                     for U.S. investors       assets; and .35%
                     by investing             on all assets over
                     primarily in             $350 million
                     equity and fixed
                     income securities
                     of non-U.S.
                     companies and
                     securities issued
                     by non-U.S.
                     governments
Frank Russell        Seeks to provide         .50% on the first      $200,231,520
Investment           favorable total          $100 million of
Management Co. --    return and               net assets; .40%
International        additional               on the next $250
Securities Fund      diversification          million of net
                     for U.S. investors       assets; and .35%
                     by investing             on all assets over
                     primarily in             $350 million
                     equity and fixed
                     income securities
                     of non-U.S.
                     companies and
                     securities issued
                     by non-U.S.
                     governments
NASL Series Trust    Seeks long-term          .50% on the first      $166,009,861
--  International    growth of capital        $50 million of net
Growth and Income    and income               assets; .45% on
Trust                                         the next $150
                                              million of net
                                              assets; .40%
                                              on the next $300
                                              million of net
                                              assets; and .35%
                                              on all assets over
                                              $500 million

 Shareholder and Board Approval of the Existing J.P. Morgan Agreement

  The Existing J.P. Morgan Agreement was initially approved by the Board on September 28, 1995 and by the shareholders of the International Growth and Income Fund on December 5, 1995. The foregoing approval occurred in connection with an indirect change in control of NASL Financial due to the merger of Manulife, NASL Financial's current parent, with NASL Financial's then-parent, NAL. The Existing J.P. Morgan Agreement was most recently approved by the Board on June 26, 1997.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New J.P. Morgan Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New J.P. Morgan Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New J.P. Morgan Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New J.P. Morgan Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by J.P. Morgan, including information regarding the personnel, operations and financial condition of J.P. Morgan.

  In approving the New J.P. Morgan Agreement, the Board focused primarily on the nature and quality of the services to date provided by J.P. Morgan to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing J.P. Morgan Agreement and the New J.P. Morgan Agreement, including the terms relating to the services to be performed thereunder, are similar (and the expenses and fees identical). In this regard, the Board placed emphasis on the continuity provided by maintaining the same subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of J.P. Morgan, as well as the cost and profitability to J.P. Morgan of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding J.P. Morgan's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New J.P. Morgan Agreement.

  Based upon its review of the above factors, the Board concluded that the New J.P. Morgan Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New J.P. Morgan Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New J.P. Morgan Agreement will require a Majority Vote of the shareholders of the International Growth and Income Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE INTERNATIONAL GROWTH AND INCOME FUND VOTE "FOR" PROPOSAL
                                      7.

PROPOSAL 8 -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
             MANUFACTURERS ADVISER CORPORATION WITH RESPECT TO THE MONEY MARKET FUND

  Manufacturers Adviser Corporation ("MAC") currently serves as the investment subadviser of the Money Market Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing MAC Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and MAC, pursuant to which MAC will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New MAC Agreement"). The New MAC Agreement is substantially similar to the Existing MAC Agreement. A description of the New MAC Agreement, including the services to be provided by MAC thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit I.

  Effectiveness of the New MAC Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing MAC Agreement with NASL Financial will remain in effect.

  Under the terms of the New MAC Agreement, MAC will continue to manage the investment and reinvestment of the assets of the Money Market Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New MAC Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing MAC Agreement.

  For additional information regarding the Existing MAC Agreement and New MAC Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, MAC receives a fee from NASL Financial under the Existing MAC Agreement and would receive a fee from CAM under the New MAC Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Money Market Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Money Market Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New MAC Agreements, MAC is entitled to receive a fee equal to .075% of the first $500 million of the Portfolio's average daily net assets and .020% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $14,347 in subadvisory fees to the subadviser of the Money Market Fund, of which $1,254 was paid to MAC (and the balance of which was paid to a prior subadviser) for management of the Money Market Fund.

 Management and Control of MAC

  MAC is located at 200 Bloor Street East, Toronto, Ontario, Canada and is a wholly-owned subsidiary of Manulife, the ultimate parent of NASL Financial. For information on the principal executive officers and directors of MAC, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Money Market Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by MAC

  MAC manages one fund with investment objectives similar to the Money Market Fund, as follows:

                                                                      NET ASSETS
FUND                 INVESTMENT OBJECTIVE      SUBADVISORY FEE        (10/31/96)
----                 --------------------     ------------------     ------------
NASL Series Trust    Maximize current         .75% on the first      $358,398,681
--  Money Market     income consistent        $500 million of
Trust                with preservation        net assets; .20%
                     of principal and         on all assets over
                     liquidity                $500 million

 Shareholder and Board Approval of the Existing MAC Agreement

  The Existing MAC Agreement was approved by the Board on September 27, 1996 and by the shareholders of the Money Market Fund on December 20, 1996. The foregoing approval occurred in connection with a change of subadviser to the Portfolio.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New MAC Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New MAC Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New MAC Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New MAC Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by MAC, including information regarding the personnel, operations and financial condition of MAC.

  In approving the New MAC Agreement, the Board focused primarily on the nature and quality of the services to date provided by MAC to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing MAC Agreement and the New MAC Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of MAC, as well as the cost and profitability to MAC of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding MAC's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New MAC Agreement.

  Based upon its review of the above factors, the Board concluded that the New MAC Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New MAC Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New MAC Agreement will require a Majority Vote of the shareholders of the Money Market Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE MONEY MARKET FUND VOTE "FOR" PROPOSAL 8.

PROPOSAL 9 -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
-----------------------------------------------------------------------------
              MORGAN STANLEY ASSET MANAGEMENT INC. WITH RESPECT TO THE GLOBAL
              ---------------------------------------------------------------
              EQUITY FUND
              -----------

  Morgan Stanley Asset Management Inc. ("Morgan Stanley") currently serves as the investment subadviser of the Global Equity Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing Morgan Stanley Agreement"). In connection with the Acquisition, the Board is proposing that the shareholders approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and Morgan Stanley, pursuant to which Morgan Stanley will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New Morgan Stanley Agreement"). The New Morgan Stanley Agreement is substantially similar to the Existing Morgan Stanley Agreement. A description of the New Morgan Stanley Agreement, including the services to be provided by Morgan Stanley thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit J.

  Effectiveness of the New Morgan Stanley Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing Morgan Stanley Agreement with NASL Financial will remain in effect.

  Under the terms of the New Morgan Stanley Agreement, Morgan Stanley will continue to manage the investment and reinvestment of the assets of the Global Equity Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New Morgan Stanley Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing Morgan Stanley Agreement.

  For additional information regarding the Existing Morgan Stanley Agreement and New Morgan Stanley Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, Morgan Stanley receives a fee from NASL Financial under the Existing Morgan Stanley Agreement and would receive a fee from CAM under the New Morgan Stanley Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Global Equity Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Global Equity Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New Morgan Stanley Agreements, Morgan Stanley is entitled to receive a fee equal to .500% of the first $50 million of the Portfolio's average daily net assets, .450% of the Portfolio's average daily net assets between $50 million and $200 million, .375% of the Portfolio's average daily net assets between $200 million and $500 million and .325% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $709,960 in subadvisory fees to the subadviser of the Global Equity Fund, of which $47,410 was paid to Morgan Stanley (and the balance of which was paid to a prior subadviser) for management of the Global Equity Fund.

 Management and Control of Morgan Stanley

  Morgan Stanley is located at 1221 Avenue of the Americas, New York, New York 10020, and is a wholly-owned subsidiary of Morgan Stanley Group, Inc. For information on the principal executive officers and directors of Morgan Stanley, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Global Equity Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by Morgan Stanley

  Morgan Stanley manages seven funds with investment objectives similar to the Global Equity Fund. They are:

                                                                  NET ASSETS
FUND               INVESTMENT OBJECTIVE ADVISORY/SUBADVISORY FEE  (10/31/96)
----               -------------------- ------------------------ ------------
Morgan Stanley     Seeks long-term      Advisory fee of          $ 88,982,712
Institutional      capital              .80% of average
Fund, Inc. --      appreciation by      daily net
Global Equity      investing            assets(1)
Portfolio          primarily in
                   equity securities
                   of issuers
                   throughout the
                   world, including
                   U.S. issuers.
Morgan Stanley     Seeks long-term      Advisory fee of          $          0(3)
Fund, Inc.--       capital              1.00% of average
Global Equity Fund appreciation by      daily net
                   investing            assets(2)
                   primarily in
                   equity securities
                   of issuers
                   throughout the
                   world, including
                   U.S. issuers.
Morgan Stanley     Seeks long-term      Advisory fee of          $164,229,248
Fund, Inc.--       capital              1.00% of average
 Global Equity     appreciation by      daily net
Allocation         investing in         assets(4)
                   equity securities
                   of U.S. and non-
                   U.S. issuers in
                   accordance with
                   country weightings
                   determined by
                   Morgan Stanley and
                   with stock
                   selection within
                   each country
                   designed to
                   replicate a broad
                   market index.
Morgan Stanley     Seeks long-term      Advisory fee of          $  5,451,646
Universal Funds,   capital              .80% on the first
Inc. -- Global     appreciation by      $500 million of
Equity Portfolio   investing            net assets; .75%
                   primarily in         on the next $500
                   equity securities    million of net
                   of issuers           assets; .70% on
                   throughout the       all assets over $1
                   world, including     billion(5)
                   U.S. issuers.
NASL Series        Seeks long-term      Subadvisory fee of       $738,172,240
Trust --  Global   capital              .500% on first $50
Equity Trust       appreciation by      million of net
                   investing            assets; .450% on
                   primarily in a       next $150 of net
                   globally             assets; .375% on
                   diversified          next $300 million
                   portfolio of         of net assets; and
                   common stocks and    .325% on all
                   securities           assets over $500
                   convertible into     million
                   or exercisable for
                   common stocks.
Van Kampen         Seeks long-term      Subadvisory fee of       $258,554,953
American           growth of capital    50% of
Capital -- Global  by investing in an   compensation
Equity Fund        internationally      actually received
                   diversified          by Van Kampen
                   portfolio of         American Capital
                   equity securities    (VKAC). VKAC
                   of companies         charges an
                   located in any       advisory fee of
                   nation, including    1.00% of average
                   the U.S.             daily net
                                        assets(6)

FUND               INVESTMENT OBJECTIVE ADVISORY/SUBADVISORY FEE NET ASSETS
----               -------------------- ------------------------ ----------
Van Kampen         Seeks long-term      Subadvisory fee of       $2,932,623
American Capital   growth of capital    50% of
Life Investment    through              compensation
Trust -- Global    investments in an    actually received
Equity Fund        internationally      by VKAC. VKAC
                   diversified          charges an
                   portfolio of         advisory fee of
                   equity securities    1.00% of average
                   of companies of      daily net
                   any nation,          assets(7)
                   including the U.S.

-----------
(1) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.
(2) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.80% of Class A shares, 2.55% of Class B shares and 2.55% of Class C shares.
(3) Fund has not yet commenced operations.
(4) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 2.06% of Class A shares, 2.81% of Class B shares and 2.81% of Class C shares.
(5) Morgan Stanley has agreed to waive its advisory fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio, as a percentage of average daily net assets, to exceed 1.15%.
(6) VKAC may voluntarily undertake to reduce this fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.
(7) VKAC may, from time to time, agree to waive its fee or any portion thereof or elect to reimburse this fund for ordinary business expenses in excess of an agreed upon amount.

 Shareholder and Board Approval of the Existing Morgan Stanley Agreement

  The Existing Morgan Stanley Agreement was approved by the Board on September 27, 1996 and by the shareholders of the Global Equity Fund on December 20, 1996. The foregoing approval occurred in connection with a change of subadviser to the Portfolio.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New Morgan Stanley Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New Morgan Stanley Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New Morgan Stanley Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Morgan Stanley Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by Morgan Stanley, including information regarding the personnel, operations and financial condition of Morgan Stanley.

  In approving the New Morgan Stanley Agreement, the Board focused primarily on the nature and quality of the services to date provided by Morgan Stanley to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing Morgan Stanley Agreement and the New Morgan Stanley Agreement, including the terms relating to the services to be performed thereunder, are similar (and the expenses and fees identical). In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of Morgan Stanley, as well as the cost and profitability to Morgan Stanley of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding Morgan Stanley's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New Morgan Stanley Agreement.

  In connection with the approval of the New Morgan Stanley Agreement, Morgan Stanley has indicated a desire to renegotiate the level of the fee it receives from the Portfolio's adviser for serving as subadviser. Morgan Stanley has agreed to continue serving as the Portfolio's subadviser at the current subadvisory fee level until October of 1998; however, at that time, Morgan Stanley has indicated that it will insist upon a subadvisory fee increase to
 .550% of the first $50 million of the Portfolio's average daily net assets, .500% of the Portfolio's average daily net assets between $50 million and $200 million, .400% of the Portfolio's average daily net assets between $200 million and $500 million and .350% of the Portfolio's average daily net assets in excess of $500 million or resign as the Portfolio's subadviser. Any such change in subadvisory fee level would require the approval of the Board and, in the event that either Proposal 11 is not approved by shareholders or the exemptive relief described therein is not obtained, also the approval of shareholders of the Portfolio. Assuming that the Acquisition is completed and Morgan Stanley requests such subadvisory fee increase, CAM has agreed to recommend such subadvisory fee increase to the Board. However, because subadvisory fees are paid by the Portfolio's adviser out of the advisory fee it receives from the Portfolio, any such subadvisory fee increase would be paid by CAM and not by the shareholders of the Portfolio. If Morgan Stanley were to resign as the Portfolio's subadviser, the adviser and the Board would take such action as they deemed to be appropriate under the circumstances.

  Based upon its review of the above factors, the Board concluded that the New Morgan Stanley Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New Morgan Stanley Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New Morgan Stanley Agreement will require a Majority Vote of the shareholders of the Global Equity Fund.

  THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE GLOBAL EQUITY FUND VOTE "FOR" PROPOSAL 9.

PROPOSAL 10 -- APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN CAM AND
------------------------------------------------------------------------------
               T. ROWE PRICE ASSOCIATES, INC. WITH RESPECT TO THE EQUITY-
               ----------------------------------------------------------
               INCOME FUND
               -----------

  T. Rowe Price Associates, Inc. ("T. Rowe Price") currently serves as the investment subadviser of the Equity-Income Fund pursuant to an investment subadvisory agreement with NASL Financial (the "Existing T. Rowe Price Agreement"). In connection with the Acquisition, the Board is proposing that shareholders of the Portfolio approve an investment subadvisory agreement between CAM, which will serve as the Trust's investment adviser following the Acquisition, and T. Rowe Price, pursuant to which T. Rowe Price will continue to serve as the Portfolio's investment subadviser following the Acquisition (the "New T. Rowe Price Agreement"). The New T. Rowe Price Agreement is substantially similar to the Existing T. Rowe Price Agreement. A description of the New T. Rowe Price Agreement, including the services to be provided by
T. Rowe Price thereunder, is set forth below, and is qualified in its entirety by reference to the form of agreement attached hereto as Exhibit K.

  Effectiveness of the New T. Rowe Price Agreement is contingent upon completion of the Acquisition. If the Acquisition is not completed for any reason, the Existing T. Rowe Price Agreement with NASL Financial will remain in effect.

  Under the terms of the New T. Rowe Price Agreement, T. Rowe Price will continue to manage the investment and reinvestment of the assets of the Equity-Income Fund, subject to the supervision of the adviser and the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio. The New T. Rowe Price Agreement contains similar terms and conditions, including identical subadvisory fee levels, as the Existing T. Rowe Price Agreement.

  For additional information regarding the Existing T. Rowe Price Agreement and New T. Rowe Price Agreement, see "Additional Information -- Certain Provisions in the Advisory and Subadvisory Agreements" below.

 Subadvisory Fee Rates

  As compensation for its services, T. Rowe Price receives a fee from NASL Financial under the Existing T. Rowe Price Agreement and would receive a fee from CAM under the New T. Rowe Price Agreement at the same rates. The fee is stated as an annual percentage of the current value of the net assets of the Equity-Income Fund.

The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Equity-Income Fund at the close of business on the previous business day of the Trust.

  Under the Existing and New T. Rowe Price Agreements, T. Rowe Price is entitled to receive a fee equal to .400% of the first $50 million of the Portfolio's average daily net assets, .300% of the Portfolio's average daily net assets between $50 million and $200 million and .200% of the Portfolio's average daily net assets in excess of $200 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1996, NASL Financial paid $396,204 in subadvisory fees to the subadviser of the Equity-Income Fund, of which $34,497 was paid to T. Rowe Price (and the balance of which was paid to a prior subadviser) for management of the Equity-Income Fund.

 Management and Control of T. Rowe Price

  T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. For information on the principal executive officers and directors of T. Rowe Price, see Exhibit A hereto.

 Portfolio Brokerage

  Information regarding brokerage transactions for the Equity-Income Fund is set forth under "Additional Information -- Portfolio Brokerage" below.

 Other Investment Companies Advised by T. Rowe Price

  T. Rowe Price manages nine funds with investment objectives similar to the Equity-Income Fund. They are:

                                                                  NET ASSETS
FUND               INVESTMENT OBJECTIVE ADVISORY/SUBSIDIARY FEE   (10/31/96)
----               -------------------- ----------------------- --------------
T. Rowe Price      Dividend income      Advisory fee of         $7,208,097,740
Equity Income Fund and capital growth   .25% of net assets
T. Rowe Price      Dividend income      Advisory fee of         $   77,979,830
Equity Income      and capital growth   .85% of net assets
Portfolio                               (Covers investment
                                        management and
                                        operation expenses)
Endeavor Series    Dividend income      Subadvisory fee of      $   63,800,000
Trust -- Equity    and capital growth   .40% of net assets
Income Portfolio
EQ Advisors Trust  Dividend income      Subadvisory fee of      Not applicable(1)
-- T. Rowe Price   and capital growth   .40% of net assets
Equity Income
Portfolio

FUND               INVESTMENT OBJECTIVE ADVISORY/SUBSIDIARY FEE  NET ASSETS
----               -------------------- ----------------------- ------------
John Hancock       Dividend income      Subadvisory fee of      $ 13,800,000
Variable Series    and capital growth   .50% of net assets
Trust I: Large Cap
Value Portfolio

Maxim Series       Dividend income      Subadvisory fee of      $ 42,300,000
Trust -- Maxim T.  and capital growth   .50% on first $20
Rowe Price                              million of net
Equity/Income                           assets; .40% on
                                        next $30 million
                                        of net assets;
                                        .40% on all assets
                                        over $50 million
NASL Series        Dividend income      Subadvisory fee of      $555,800,000
Trust -- Equity-   and capital growth   .400% on first $50
Income Trust                            million of net
                                        assets; .300% on
                                        next $150 million
                                        of net assets;
                                        .200% on next $300
                                        million of net
                                        assets; .200% on
                                        all assets over
                                        $500 million
SBL Fund -- Series Dividend income      Subadvisory fee of      $ 53,500,000
O (Equity Income   and capital growth   .50% on first $20
Series)                                 million of net
                                        assets .40% on
                                        next $30 million
                                        of net assets;
                                        .40% on all assets
                                        over $50 million
Security First     Growth and income    Subadvisory fee of      $128,700,000
Trust -- Growth                         .35% of net assets
and Income Series

-----------
(1) Date of inception was April 1, 1997.

 Shareholder and Board Approval of the Existing T. Rowe Price Agreement

  The Existing T. Rowe Price Agreement was approved by the Board on September 27, 1996 and by the shareholders of the Equity-Income Fund on December 20, 1996. The foregoing approval occurred in connection with a change of subadviser to the Portfolio.

 Board Considerations

  At a meeting held on June 27, 1997, the Board, including the Disinterested Trustees, approved the New T. Rowe Price Agreement and recommended that shareholders of the Portfolio approve such agreement.

  In approving the New T. Rowe Price Agreement and determining to submit it to shareholders for their approval, the Board has determined that the agreement is in the best interests of the Portfolio and its shareholders. The Board believes that the New T. Rowe Price Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New T. Rowe Price Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by T. Rowe Price, including information regarding the personnel, operations and financial condition of T. Rowe Price.

  In approving the New T. Rowe Price Agreement, the Board focused primarily on the nature and quality of the services to date provided by T. Rowe Price to the Portfolio, which are expected to continue to be provided following completion of the Acquisition, and the fact that the terms and conditions of the Existing T. Rowe Price Agreement and the New T. Rowe Price Agreement, including the terms relating to the services to be performed thereunder and the expenses and fees payable therefor, are substantially similar. In this regard, the Board placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Acquisition. The Board also considered the overall experience and reputation of T. Rowe Price, as well as the cost and profitability to T. Rowe Price of acting as subadviser to the Portfolio. In connection with these considerations, the Board was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding T. Rowe Price's management of investment companies with objectives and policies similar to the Portfolio and the fees payable therefor. In connection with these considerations, the Board considered possible alternatives to approval of the New T. Rowe Price Agreement.

  In connection with the approval of the New T. Rowe Price Agreement, T. Rowe Price has indicated a desire to renegotiate the level of the fee it receives from the Portfolio's adviser for serving as subadviser. T. Rowe Price has agreed to continue serving as the Portfolio's subadviser at the current subadvisory fee level until May of 1998; however, at that time, T. Rowe Price has indicated that it will insist upon a subadvisory fee increase to .400% of all of the Portfolio's average daily net assets (thereby increasing subadvisory fees payable with respect to the Portfolio's average daily net assets in excess of $50 million) or else it will resign as the Portfolio's subadviser. Any such change in subadvisory fee level would require the approval of the Board and, in the event that either Proposal 11 is not approved by shareholders or the exemptive relief described therein is not obtained, also the approval of shareholders of the Portfolio. Assuming that the Acquisition is completed, and T. Rowe Price requests such subadvisory fee increase, CAM has agreed to recommend such subadvisory fee increase to the Board. However, because subadvisory fees are paid by the Portfolio's adviser out of the advisory fee it receives from the Portfolio, any such subadvisory fee increase would be paid by CAM and not by the shareholders of the Portfolio. If T. Rowe Price were to resign as the Portfolio's subadviser, the adviser and the Board would take such action as they deemed to be appropriate under the circumstances.

  Based upon its review of the above factors, the Board concluded that the New
T. Rowe Price Agreement is in the best interests of the Portfolio and its shareholders.

  Certain officers of the Trust and one Trustee who is an Interested Person of NASL Financial may have a substantial interest in the approval of the New T. Rowe Price Agreement as a result of their positions with NASL Financial and its affiliates, as described above under "Information Concerning NASL Financial."

 Required Vote

  Approval of the New T. Rowe Price Agreement will require a Majority Vote of the shareholders of the Equity-Income Fund.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
        SHAREHOLDERS OF THE EQUITY-INCOME FUND VOTE "FOR" PROPOSAL 10.

PROPOSAL 11 -- APPROVAL OF A PROPOSAL TO PERMIT CAM, IN THE FUTURE, TO SELECT
-----------------------------------------------------------------------------
               AND CONTRACT WITH SUBADVISERS FOR THE PORTFOLIOS WITHOUT
               --------------------------------------------------------
               OBTAINING SHAREHOLDER APPROVAL
               ------------------------------

  Pursuant to shareholder approval obtained on December 20, 1996, and an exemptive order issued by the Securities and Exchange Commission (the "SEC") on December 31, 1996, the Trust and NASL Financial obtained relief from the requirement of Section 15 of the 1940 Act that any subadviser to a Portfolio serve only pursuant to a written contract approved by the shareholders of such Portfolio. This relief permits a subadviser to a Portfolio to serve pursuant to a contract with NASL Financial that has not been approved by shareholders of such Portfolio. Because CAM is expected to become the new investment adviser to the Trust upon completion of the Acquisition, shareholders of the Trust are being asked to approve a substantially similar Proposal with respect to CAM. The Trust and CAM have applied to the SEC for an exemptive order substantially identical to the order issued on December 31, 1996.

  The requested relief, if obtained, would also apply where a subadviser to a Portfolio is serving pursuant to a contract that is terminated as a result of an assignment of the contract due to a change of control of the subadviser. In such case, the subadviser could continue to act as subadviser to such Portfolio under a new agreement that had not been approved by shareholders of the Portfolio. The Board, including the trustees who are not Interested Persons of the Trust, its investment adviser or subadvisers, will continue to approve new contracts between the Trust's investment adviser and a subadviser, as well as changes to existing contracts. The requested relief will not apply to the advisory agreement between the Trust's investment adviser and the Trust, and changes to that agreement will continue to require approval of shareholders.

  While CAM expects its relationship with the subadvisers to the Portfolios to be long-term and stable over time, approval of this Proposal will permit CAM to act quickly in situations where CAM and the Board believe that a change in subadvisers or to a subadvisory agreement, including any fee paid to a subadviser, is warranted. This Proposal will eliminate the delay and expense of convening a meeting of shareholders to approve certain subadvisory changes.

  If the requested relief is granted, the Trust also would be permitted in a situation where there is more than one subadviser to a Portfolio to disclose (both as a dollar amount and as a percentage of the Portfolio's net assets) in its Prospectus, financial statements and certain other documents only (i) fees paid to the Trust's investment adviser by that Portfolio, (ii) aggregate fees paid by the Trust's investment adviser to subadvisers to that Portfolio, (iii) net advisory fees retained by the Trust's investment adviser with respect to that Portfolio after payment of subadvisory fees and (iv) fees paid by the Trust's investment adviser to any "affiliated person" (as defined below) serving as subadviser to that Portfolio. Therefore, in such a situation, the Trust would not have to disclose separately the fees paid by the Trust's investment adviser to a particular subadviser.

  The application submitted by the Trust and CAM is currently pending at the SEC. While there can be no assurance that the SEC will grant the requested relief, if the SEC grants the requested relief, one of the conditions to such relief is expected to be that such relief also be approved by shareholders of each Portfolio prior to being effective for such Portfolio. Therefore, shareholders of each Portfolio are being asked to vote on this Proposal. If the requested relief is granted and shareholder approval is obtained, the Trust and CAM will be required to agree to conditions imposed by the SEC in connection with the relief. Such conditions are expected to include, but may not be limited to, the following requirements (which are substantially similar to the conditions imposed in connection with the Trust's existing exemptive order):

    (i) Before a Portfolio may rely on the requested relief, this Proposal will be approved by a Majority Vote of the shareholders of such Portfolio or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition (ii) below, by the sole initial shareholders(s) before shares of such Portfolio are offered to the public;

    (ii) Any Portfolio relying on the requested relief will disclose in the Trust's Prospectus the existence, substance and effect of the SEC order granting such relief;

    (iii) CAM will provide management and administrative services to the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's securities portfolio, and, subject to review and approval of the Board, will (a) set the Portfolios' overall investment strategies, (b) select subadvisers, (c) when appropriate, allocate and reallocate a Portfolio's assets among multiple subadvisers, (d) monitor and evaluate the investment performance of the subadvisers and (e) ensure that the subadvisers comply with the Portfolios' investment objectives, policies and restrictions;

    (iv) CAM will not enter into subadvisory contracts with any subadviser that is an "affiliated person" (as defined in the 1940 Act) (an "Affiliated Subadviser") of the Trust or CAM (other than by reason of serving as a subadviser to one or more of the Portfolios or any other portfolio managed by CAM or any of its affiliates) without such agreement being approved by the shareholders of the applicable Portfolio(s);

    (v) Within 60 days of the hiring of any new subadviser or the implementation of any material change in a subadvisory contract, the Trust will furnish to the shareholders of the affected Portfolio(s) all information about the new subadviser and/or material change that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Portfolios with more than one subadviser. Such information will include any change in such disclosure caused by the addition of a new subadviser and any material change in the subadvisory contract;

    (vi) Any Portfolio relying on the requested relief will disclose in its registration statement (a) fees to CAM by the Portfolio; (b) aggregate fees paid by CAM to subadvisers of that Portfolio; (c) net advisory fees retained by CAM with respect to the Portfolio after payment of subadvisory fees; and (d) fees paid by CAM to any Affiliated Subadviser;

    (vii) At all times, a majority of the Board will continue to be Disinterested Trustees, and the nomination of new or additional
  Disinterested Trustees will be placed within the discretion of the then existing Disinterested Trustees;

    (viii) Independent counsel knowledgeable about the 1940 Act and the duties of Disinterested Trustees will be engaged to represent the Disinterested Trustees of the Trust. The selection of independent counsel will be placed within the discretion of the Disinterested Trustees;

    (ix) CAM will provide the Board, no less frequently than quarterly, with information about CAM's profitability on a per-Portfolio basis. The information will reflect the impact on profitability of the hiring or termination of any subadvisers during the applicable quarter;

    (x) Whenever a subadviser is hired or terminated, CAM will provide the Board with information showing the expected impact on CAM's profitability;

    (xi) When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Trustees, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the Board minutes, that the change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which CAM or the Affiliated Subadviser derives an inappropriate advantage;

    (xii) No Trustee or officer of the Trust or director or officer of CAM will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a subadviser except for (a) ownership of interests in CAM or any entity that controls, is controlled by or is under common control with CAM; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser.

  If the requested relief is granted by the SEC and shareholders of the Portfolios approve this Proposal, CAM will have the ability, subject to the approval of the Board, to hire and terminate subadvisers to the Portfolios and to change materially the terms of the subadvisory contracts, including the compensation paid to the subadvisers, without the approval of the shareholders of the Portfolios. SUCH CHANGES IN SUBADVISORY ARRANGEMENTS WOULD NOT INCREASE THE FEES PAID BY A PORTFOLIO FOR INVESTMENT ADVISORY SERVICES SINCE SUBADVISORY FEES WILL BE PAID BY CAM OUT OF ITS ADVISORY FEE AND ARE NOT ADDITIONAL CHARGES TO A PORTFOLIO.

  The Board, including the Disinterested Trustees, has unanimously approved the Proposal.

 Required Vote

  Approval of this Proposal with respect to each Portfolio will require a Majority Vote of that Portfolio.

  This Proposal will become effective with respect to a Portfolio upon the later to occur of: (i) approval of the Proposal by a Majority Vote of the shareholders of such Portfolio, (ii) receipt by CAM and the Trust of the exemptive relief described above, (iii) disclosure in the Trust's Prospectus of the existence, substance and effect of the exemptive relief and (iv) completion of the Acquisition.

 THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL 11.

                               ****************

                            ADDITIONAL INFORMATION

ADVISORY ARRANGEMENTS

  Pursuant to the terms of the CAM Advisory Agreement and NASL Financial Advisory Agreement, the investment adviser (the "Adviser") oversees the administration of all aspects of the business and affairs of the Trust. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without cost to the Trust. The Adviser also provides certain services, and the personnel to perform such services, to the Trust. The Trust reimburses the Adviser for the costs of providing such services and personnel. Such services include maintaining certain records of the Trust and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust, except for any of those functions performed by the Trust's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Trust to the Adviser for personnel costs includes employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses. For the fiscal year ended October 31, 1996, the Trust reimbursed NASL Financial $2,865,685.

CERTAIN PROVISIONS IN THE ADVISORY AND SUBADVISORY AGREEMENTS

  The CAM Advisory Agreement discussed in Proposal 2 and the subadvisory agreements discussed in Proposals 3 through 10, including the SBAM Limited subadvisory consulting agreement discussed in Proposal 6D (the "Subadvisory Agreements," and together with the CAM Advisory Agreement, the "Agreements"), will continue in effect as to a Portfolio for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually either by the Board or by the vote of a majority of the outstanding voting securities of each of the relevant Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not Interested Persons of any party to the applicable Agreement, cast in person at a meeting called for the purpose of voting on such approval. Shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if there is a Majority Vote of that Portfolio to approve such continuance, notwithstanding that such continuance may not have been approved by (i) any other Portfolio affected by the Agreement or (ii) all of the Portfolios.

  Each of the Agreements provides that it may be terminated at any time, without the payment of penalty, by the Board, or with respect to any Portfolio, by a Majority Vote of the outstanding voting securities of such Portfolio, or by the Adviser or applicable subadviser on 60 days' written notice to the other party or parties to the Agreement and, in the case of termination of a subadvisory agreement, to the Trust. As required by Section 15 of the 1940 Act, each of the Agreements provides that it will automatically terminate in the event of its assignment.

  Each of the Agreements may be amended by the parties thereto provided that such amendment is specifically approved by a Majority Vote of the outstanding voting securities of the applicable Portfolio(s), and by the vote of a majority of the Board members who are not Interested Persons of the Trust, of the Adviser or of the applicable subadviser or of SBAM Limited, cast in person at a meeting called for the purpose of voting upon such approval. Shareholder approval of any amendment shall be effective with respect to any Portfolio if there is a Majority Vote of the outstanding voting securities of that Portfolio to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Portfolio affected by the amendment or (ii) all the Portfolios. If Proposal 11 is approved by shareholders and the exemptive relief described therein is granted by the SEC, CAM will not need shareholder approval, but will continue to need Board approval, to effect certain subadvisory changes and amendments to agreements described in Proposal 11 (as is currently the case with respect to NASL Financial, as described in Proposal 11).

  Each Subadvisory Agreement, except the SBAM Limited subadvisory consulting agreement, provides that the subadviser will not be liable to the Trust or the Adviser for any losses resulting from matters to which the agreement relates other than losses resulting from the subadviser's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

MANAGEMENT OF THE TRUST

  The table below provides information regarding the current executive officers of the Trust.

                    POSITION
                   WITH TRUST
                   AND YEAR OF
      NAME,        ELECTION OR POSITION WITH
 ADDRESS AND AGE   APPOINTMENT NASL FINANCIAL   BUSINESS EXPERIENCE
-----------------  ----------- -------------- ----------------------
John Richardson    Chairman    Not Applicable Senior Vice President
200 Bloor Street   1996                       and General Manager,
11th Floor                                    U.S. Operations of
North Tower                                   Manulife, 1995 to
Toronto, Ontario                              date; Senior Vice
Canada M4W-1E5                                President and General
Age: 58                                       Manager, Canadian
                                              Operations of
                                              Manulife, 1992 to
                                              1994; Senior Vice
                                              President, Financial
                                              Services of Manulife,
                                              1992.
Joe Scott          President   Not Applicable President, North
73 Tremont Street  1996                       American Funds, 1996
Boston, MA 02108                              to date; Vice
Age: 47                                       President, Business
                                              Development and
                                              Marketing of North
                                              American Funds, 1996;
                                              Annuities Vice
                                              President, U.S.
                                              Savings and Retirement
                                              Services Division, of
                                              Manulife, 1995;
                                              Distribution Vice
                                              President, U.S. Group
                                              and Pension Division
                                              of Manulife, 1990 to
                                              1994.

                         POSITION
                        WITH TRUST
                       AND YEAR OF
                       ELECTION OR   POSITION WITH
NAME, ADDRESS AND AGE  APPOINTMENT   NASL FINANCIAL   BUSINESS EXPERIENCE
---------------------  ------------  -------------- ----------------------
John G. Vrysen         Vice          Vice President Vice President, Chief
73 Tremont Street      President     and Treasurer  Financial Officer,
Boston, MA 02108       1988          of NASL        U.S. Operations, of
Age: 41                              Financial      Manulife, 1996 to
                                                    date; Vice President
                                                    and Chief Actuary,
                                                    NASL.
James D. Gallagher     Secretary     Vice President Vice President, Legal
73 Tremont Street                    and General    Services, of Manulife,
Boston, MA 02108                     Counsel for    1996 to date; Vice
Age: 42                              NASL Financial President and General
                                                    Counsel, June 1994 to
                                                    date, NASL; Vice
                                                    President and
                                                    Associate General
                                                    Counsel, 1990-1994,
                                                    The Prudential
                                                    Insurance Company of
                                                    America.
Richard C. Hirtle      Treasurer     President of   Vice President, Chief
73 Tremont Street                    NASL Financial Financial Officer,
Boston, MA 02108                                    Annuities and Mutual
Age: 40                                             Funds, of Manulife,
                                                    January 1, 1996 to
                                                    date; Vice President,
                                                    Treasurer and Chief
                                                    Financial Officer,
                                                    NASL

  The Table below provides information regarding the persons expected to serve as executive officers of the Trust upon completion of the Acquisition.

                         EXPECTED
                         POSITION
                        WITH TRUST
                       AND YEAR OF
                       ELECTION OR   POSITION WITH
NAME, ADDRESS AND AGE  APPOINTMENT        CAM         BUSINESS EXPERIENCE
---------------------  ------------  -------------- ----------------------
Bradford K. Gallagher  President     President of   President and Chief
c/o Cypress Holding    1997          CAM            Executive Officer of
Company, Inc.          (anticipated)                Cypress Holding
125 High Street                                     Company, Inc.
Boston, MA 02110                                    ("Cypress Holdings")
Age: 53                                             which he founded in
                                                    November of 1995.
                                                    Prior to founding
                                                    Cypress Holdings, Mr.
                                                    Gallagher was
                                                    President of Allmerica
                                                    Financial Services, a
                                                    mutual life insurance
                                                    company, from April
                                                    1990 through September
                                                    1995; Mr. Gallagher
                                                    was a Member of the
                                                    Operating Committee
                                                    and the
                                                    Founder/President of
                                                    Fidelity Investments
                                                    Institutional Services
                                                    Company from January,
                                                    1981 through March
                                                    1990.

                         EXPECTED
                         POSITION
                        WITH TRUST
                       AND YEAR OF
                       ELECTION OR   POSITION WITH
NAME, ADDRESS AND AGE  APPOINTMENT        CAM         BUSINESS EXPERIENCE
---------------------  ------------  -------------- ----------------------
Joseph T. Grause, Jr.  Vice          Vice President Executive Vice
c/o Cypress Holding    President     of CAM         President of Cypress
Company, Inc.          and                          Holdings, November
125 High Street        Treasurer                    1995 to date; Senior
Boston, MA 02110       1997                         Vice President of
Age: 45                (anticipated)                Sales and Marketing,
                                                    The Shareholder
                                                    Services Group, a
                                                    subsidiary of First
                                                    Data Corporation, May
                                                    1993 to November 1995;
                                                    Prior to joining First
                                                    Data, Mr. Grause was
                                                    associated with
                                                    Fidelity Institutional
                                                    Services Company from
                                                    June 1976 through May
                                                    1993 where he attained
                                                    the position of Senior
                                                    Vice President
John I. Fitzgerald     Secretary     Counsel        Counsel to CypressTree
c/o Cypress Holding    1997                         Funds Distributors,
Company, Inc.          (anticipated)                Inc., ("CFD") April,
125 High Street                                     1997 to date; Prior to
Boston, MA 02110                                    joining CFD, Mr.
Age: 49                                             Fitzgerald was
                                                    Executive Vice
                                                    President--Legal
                                                    Affairs and Government
                                                    Relations at the
                                                    Boston Stock Exchange
Paul Foley             Assistant     Vice President Principal of Cypress
c/o Cypress Holding    Secretary                    Holding, July 1996 to
Company, Inc.          1997                         date; Financial
125 High Street        (anticipated)                Analyst with the Fleet
Boston, MA 02110                                    Group, June 1995 to
Age: 34                                             July 1996; Financial
                                                    Analyst with Allmerica
                                                    Financial Services,
                                                    April 1987 to June
                                                    1995

PORTFOLIO BROKERAGE

  Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Portfolios. The subadvisers have no formula for the distribution of the Portfolios' brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Portfolios.

  In selecting brokers or dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. In selecting brokers and dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Portfolio and any other accounts managed by the subadviser.

  To the extent research services are used by the subadvisers in rendering investment advice to the Portfolios, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the Portfolios will be available also for the benefit of other portfolios managed by the subadvisers.

  For the period November 1, 1995 to October 31, 1996, the following Portfolios paid brokerage commissions in connection with portfolio transactions of $1,768,058. The amounts represented by the Portfolios are as follows:

PORTFOLIO                                                    11/1/95 TO 10/31/96
---------                                                    -------------------
Small/Mid Cap...............................................      *$24,367
International Small Cap.....................................      *$47,513
Growth Equity...............................................      *$65,354
Global Equity...............................................      $542,895
Equity-Income...............................................      $605,408
Growth and Income...........................................      $141,134
International Growth and Income.............................      $173,403
Balanced....................................................      $167,984

-----------
*For the period March 4, 1996 (commencement of operations) to October 31,
 1996.

  Prior to October 1, 1996, Goldman, Sachs & Co. ("Goldman") and Dresdner Bank were affiliated brokers of the Trust due to the positions of Goldman as subadviser to the Equity-Income Fund and Oechsle International Advisors, L.P. as subadviser to the Global Equity Fund. Salomon Brothers Inc, J.P. Morgan Securities Inc., J.P. Morgan Securities Ltd., Morgan Stanley & Co., Morgan Stanley International and Fred Alger & Company are affiliated brokers of the Trust due to the positions of SBAM, J.P. Morgan, Morgan Stanley and Alger, respectively, as subadvisers to Portfolios. SBAM serves as subadviser to the U.S. Government Securities Fund, the Strategic Income Fund and the National Municipal Bond Fund, as described in Proposals 6A to 6C; J.P. Morgan serves as subadviser to the International Growth and Income Fund, as described in Proposal 7; and Morgan Stanley serves as subadviser to the Global Equity Fund, as described in Proposal 9.

  From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Goldman, Sachs & Co. as follows:

                                                       % OF
                                                   PORTFOLIO'S
                                                    BROKERAGE    % OF AGGREGATE
                                                   COMMISSIONS    $ AMOUNT OF
                                        11/1/95    REPRESENTED    TRANSACTIONS
   PORTFOLIO                          TO 10/31/96 FOR THE PERIOD FOR THE PERIOD
   ---------                          ----------- -------------- --------------
International Small Cap..............   $ 9,019       18.98%          0.77%
Growth Equity........................   $ 1,259        1.93%          0.74%
Global Equity........................   $49,434        9.11%          1.87%
Equity-Income........................   $32,267        5.33%          2.15%
Growth and Income....................   $ 5,892        4.17%          1.03%
International Growth and Income......   $ 1,744        1.01%          1.79%
Balanced.............................   $ 9,195        5.47%          0.28%

  From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Salomon Brothers Inc as follows:

                                                       % OF
                                                   PORTFOLIO'S
                                                    BROKERAGE    % OF AGGREGATE
                                                   COMMISSIONS    $ AMOUNT OF
                                        11/1/95    REPRESENTED    TRANSACTIONS
   PORTFOLIO                          TO 10/31/96 FOR THE PERIOD FOR THE PERIOD
   ---------                          ----------- -------------- --------------
International Small Cap..............   $ 1,747        3.68%          0.13%
Growth Equity........................   $   978        1.50%          0.32%
Global Equity........................   $ 1,996        0.37%          0.11%
Equity-Income........................   $17,942        2.96%          0.41%
Growth and Income....................   $ 8,968        6.35%          1.20%
International Growth and Income......   $   846        0.49%          0.42%
Balanced.............................   $ 7,604        4.53%          2.00%

  From November 1, 1995 to October 31, 1996, brokerage commissions were paid to J.P. Morgan Securities Inc. as follows:

                                                       % OF
                                                   PORTFOLIO'S
                                                    BROKERAGE    % OF AGGREGATE
                                                   COMMISSIONS    $ AMOUNT OF
                                        11/1/95    REPRESENTED    TRANSACTIONS
   PORTFOLIO                          TO 10/31/96 FOR THE PERIOD FOR THE PERIOD
   ---------                          ----------- -------------- --------------
Global Equity........................   $ 3,108        0.57%          0.11%
Equity-Income........................   $26,767        4.42%          0.89%
Growth and Income....................   $ 3,804        2.70%          0.52%
Balanced.............................   $ 4,691        2.79%          0.20%

  From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Morgan Stanley & Co. as follows:

                                                       % OF
                                                   PORTFOLIO'S
                                                    BROKERAGE    % OF AGGREGATE
                                                   COMMISSIONS    $ AMOUNT OF
                                        11/1/95    REPRESENTED    TRANSACTIONS
   PORTFOLIO                          TO 10/31/96 FOR THE PERIOD FOR THE PERIOD
   ---------                          ----------- -------------- --------------
International Small Cap..............   $ 1,689        3.55%          0.21%
Global Equity........................   $91,029       16.77%         21.92%
Equity-Income........................   $27,173        4.49%          1.02%
Growth and Income....................   $34,889        3.46%          0.87%
International Growth and Income......   $ 1,514        0.87%          1.06%
Balanced.............................   $ 5,712        3.40%          2.17%
Growth Equity........................   $   625        0.96%          0.41%

  From March 4, 1996 (commencement of operations of the Small/Mid Cap Portfolio) to October 31, 1996, brokerage commissions were paid to Fred Alger & Company as follows:

                                                        % OF
                                                    PORTFOLIO'S
                                                     BROKERAGE    % OF AGGREGATE
                                           3/4/96   COMMISSIONS    $ AMOUNT OF
                                             TO     REPRESENTED    TRANSACTIONS
   PORTFOLIO                              10/31/96 FOR THE PERIOD FOR THE PERIOD
   ---------                              -------- -------------- --------------
Small/Mid Cap............................ $22,547      92.53%          0.22%

  From November 1, 1995 to October 31, 1996, there were no brokerage commissions paid to Dresdner Bank.

OTHER PAYMENTS TO THE ADVISER AND ITS AFFILIATES

  Currently, NASL Financial serves as the distributor of the Trust's shares, and upon completion of the Acquisition, CFD will serve as the Trust's distributor (in each case, in such capacity, the "Distributor"). Each class of shares of each Portfolio is authorized under a plan of distribution applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and, collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, to use assets attributable to such class of shares of such Portfolio to finance certain activities relating to the distribution of shares to investors. The Plans provide for the payment by each class of shares of each Portfolio, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Rule 2830 of the Conduct Rules of the NASD.

  Under the Class A Plan, Class A shares of each Portfolio (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the Money Market Fund bear no such fees and Class A shares of the National Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee." Under the Class B Plan, Class B shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

  Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Portfolios may reasonably request, provision to the Portfolios of such information, analyses and opinions with respect to marketing and promotional activities as the Portfolios may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay directly Selling Agents and may provide directly the distribution services described above, or it may arrange for such payment or the performance of some or all of such services by Wood Logan, the Trust's promotional agent, at such level of compensation as may be agreed to by the Distributor and Wood Logan.

  The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers or Wood Logan and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor. Following completion of the Acquisition, pursuant to an amendment to NASL Financial's existing distribution agreement with the Trust expected to become effective upon completion of the Acquisition, NASL Financial (or its assignee) will continue to receive all payments under the Plans with respect to assets attributable to shares of the Portfolio outstanding as of the consummation of the Acquisition.

  Class A Plan. For the period November 1, 1995 to October 31, 1996, the Portfolios paid distribution and service fees pursuant to the Class A Plan to NASL Financial of $659,514 comprised of:

     $  4,983 from the Small/Mid Cap Fund*,
     $  3,424 from the International Small Cap Fund*,
     $  4,389 from the Growth Equity Fund*,
     $ 92,464 from the Global Equity Fund,
     $ 90,494 from the Equity-Income Fund,
     $ 52,788 from the Growth and Income Fund,
     $ 39,989 from the Strategic Income Fund,
     $ 37,745 from the Balanced Fund,
     $ 34,097 from the Investment Quality Bond Fund,
     $268,716 from the U.S. Government Securities Fund,
     $ 18,795 from the International Growth and Income Fund, and
     $ 11,630 from the National Municipal Bond Fund.
-----------
* For the period March 4, 1996 to October 31, 1996.

  Of the total, $51,507 was paid by NASL Financial to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately 81% was spent for sales literature and printing prospectuses for other than current shareholders, 6% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class A Plan, retained by NASL Financial and used to fund shareholder servicing, promotional activities and expenses. In addition, $468,970 of the total distribution fees for Class A were paid to securities dealers, comprised of:

     $  2,397 from the Small/Mid Cap Fund*,
     $  1,454 from the International Small Cap Fund*,
     $  2,106 from the Growth Equity Fund*,
     $ 42,588 from the Global Equity Fund,
     $ 48,274 from the Equity-Income Fund,
     $ 35,897 from the Growth and Income Fund,
     $ 31,240 from the Strategic Income Fund,
     $ 26,197 from the Balanced Fund,
     $ 27,218 from the Investment Quality Bond Fund,
     $230,796 from the U.S. Government Securities Fund,
     $  9,335 from the International Growth and Income Fund and
     $ 11,468 from the National Municipal Bond Fund.
-----------
* For the period March 4, 1996 to October 31, 1996.

  Class B Plan. For the period November 1, 1995 to October 31, 1996, the Portfolios paid distribution and service fees pursuant to the Class B Plan to NASL Financial of $1,665,286 comprised of:

     $ 26,559 from the Small/Mid Cap Fund*,
     $ 17,637 from the International Small Cap Fund*,
     $ 15,448 from the Growth Equity Fund*,
     $264,579 from the Global Equity Fund,
     $243,764 from the Equity-Income Fund,
     $280,833 from the Growth and Income Fund,
     $263,337 from the Strategic Income Fund,
     $132,045 from the Balanced Fund,
     $ 44,719 from the Investment Quality Bond Fund,
     $186,538 from the U.S. Government Securities Fund,
     $128,705 from the International Growth and Income Fund and
     $ 61,122 from the National Municipal Bond Fund.
-----------
* For the period March 4, 1996 to October 31, 1996.

  Of the total, $0 was paid by NASL Financial to Wood Logan for providing promotional and shareholder services. The fees were, in accordance with the Class B Plan, retained by NASL Financial and used to fund shareholder servicing, promotional activities and expenses. In addition, $218,442 of the total distribution fees for Class B were paid to securities dealers, comprised of:

     $   472 from the Small/Mid Cap Fund*,
     $   636 from the International Small Cap Fund*,
     $   359 from the Growth Equity Fund*,
     $45,225 from the Global Equity Fund,
     $36,251 from the Equity-Income Fund,
     $34,620 from the Growth and Income Fund,
     $39,902 from the Strategic Income Fund,
     $18,975 from the Balanced Fund,
     $ 5,364 from the Investment Quality Bond Fund,
     $17,231 from the U.S. Government Securities Fund,
     $13,165 from the International Growth and Income Fund and
     $ 6,242 from the National Municipal Bond Fund.
-----------
* For the period March 4, 1996 to October 31, 1996.

  Class C Plan. For the period November 1, 1995 to October 31, 1996, the Portfolios paid distribution and service fees pursuant to the Class C Plan to NASL Financial of $3,776,973, comprised of:

     $ 27,814 from the Small/Mid Cap Fund*,
     $ 18,264 from the International Small Cap Fund*,
     $ 17,304 from the Growth Equity Fund*,
     $788,845 from the Global Equity Fund,
     $847,265 from the Equity-Income Fund,
     $694,154 from the Growth and Income Fund,
     $179,767 from the Strategic Income Fund,
     $787,578 from the Balanced Fund,
     $ 70,532 from the Investment Quality Bond Fund,
     $201,380 from the U.S. Government Securities Fund,
     $ 80,388 from the International Growth and Income Fund and
     $ 63,682 from the National Municipal Bond Fund.
-----------
* For the period March 4, 1996 to October 31, 1996.

  Of the total, $404,803 was paid by NASL Financial to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately 81% was spent for sales literature and printing prospectuses for other than current shareholders, 6% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class C Plan, retained by NASL Financial and used to fund shareholder servicing, promotional activities and expenses. In addition, $2,835,633 of the total distribution fees for Class C were paid to securities dealers, comprised of:

     $  6,181 from the Small/Mid Cap Fund*,
     $  4,714 from the International Small Cap Fund*,
     $  5,871 from the Growth Equity Fund*,
     $634,944 from the Global Equity Fund,
     $682,211 from the Equity-Income Fund,
     $521,558 from the Growth and Income Fund,
     $112,120 from the Strategic Income Fund,
     $655,538 from the Balanced Fund,
     $ 37,808 from the Investment Quality Bond Fund,
     $108,515 from the U.S. Government Securities Fund,
     $ 37,814 from the International Growth and Income Fund and
     $ 28,359 from the National Municipal Bond Fund.
-----------
* For the period March 4, 1996 to October 31, 1996.

  Underwriting Commissions. For the period November 1, 1995 to October 31, 1996, NASL Financial received underwriting commissions, in the form of sales charges, of $1,046,375. The amounts were comprised as reflected below, with respect to shares of the following Portfolios:

PORTFOLIO                                                    11/1/95 TO 10/31/96
---------                                                    -------------------
Small/Mid Cap...............................................      $ 77,609*
International Small Cap.....................................      $ 47,504*
Growth Equity...............................................      $ 51,483*
Global Equity...............................................      $ 93,621
Equity-Income...............................................      $137,617
Growth and Income...........................................      $141,037
International Growth and Income.............................      $ 64,345
Strategic Income............................................      $114,585
Investment Quality Bond.....................................      $ 23,097
U.S. Government Securities..................................      $218,181
National Municipal Bond.....................................      $ 32,640
Balanced....................................................      $ 44,656

-----------
* For the period March 4, 1996 (commencement of operations) to October 31,
  1996.

  Of the total underwriting commissions received during the last fiscal year, none were retained by NASL Financial. Such commissions were paid to securities dealers and the promotional agent. During such period NASL Financial did not receive directly or indirectly from the Portfolios any compensation on the redemption or repurchase of Portfolio shares, brokerage commissions or other underwriting compensation. Following completion of the Acquisition, NASL Financial (or its assignee) will continue to be entitled to receive all sales charges with respect to shares of the Portfolios sold prior to consummation of the Acquisition.

                               OTHER INFORMATION

  As of the Record Date, (i) Frontier Trust Company, Trustee FBO Saia Motor Freight Line Incorporated 401K Plan, Springhouse Corporate Center II, 323 Norristown Road, Ambler, Pennsylvania 19002-2756 owned (a) 1,554,017.793 shares (8.34% of the outstanding shares) of the Money Market Fund, (b) 501,415.493 shares (5.17% of the outstanding shares) of the Equity-Income Fund and (c) 476,643.699 shares (5.88% of the outstanding shares) of the Balanced Fund and (ii) Concord-Diablo Federal Credit Union, 1855 Second Street, Concord, California 94519-2623 owned 1,065,717.57 shares (5.72% of the outstanding shares) of the Money Market Fund. As of such date, no other shareholder owned or, to the knowledge of the Trust, beneficially owned more than 5% of the outstanding shares of any Portfolio. The officers and Trustees of the Trust own, in the aggregate, less than 1% of the outstanding shares of each Portfolio.

                                 OTHER MATTERS

  The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF TRUSTEES

August 11, 1997
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                   EXHIBIT A

                EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

  The principal executive officers and Directors of Fred Alger Management, Inc. ("Alger") and their principal occupations are set forth below. The business address of each such person is 75 Maiden Lane, New York, New York 10038.

 NAME                   POSITION WITH ALGER          PRINCIPAL OCCUPATION
 ----                   -------------------          --------------------
 Fred M. Alger III      Chairman of the Board        Chairman of Alger

 David Alger            Director and President       President of Alger

 Gregory S. Duch        Director and Executive       Executive Vice President
                        Vice President               of Alger

 Ray Pfeister           Executive Vice President     Executive Vice President
                                                     of Alger

 Mary Marsden-Cochran   Secretary                    Secretary of Alger

 Frederick A. Blum, CPA Senior Vice President --     Senior Vice President --
                        Finance                      Finance
                                                     of Alger

 Michael F. DiMeglio    Senior Vice President --     Senior Vice President --
                        Account Administration       Account Administration of
                                                     Alger

 James P. Connelly, Jr. Senior Vice President --     Senior Vice President --
                        Mutual Funds                 Mutual Funds of Alger

 Ronald Tararo, CPA     Senior Vice President --     Senior Vice President --
                        Portfolio Manager            Portfolio Manager of
                                                     Alger

 Seilai Khoo, CPA       Senior Vice President --     Senior Vice President --
                        Portfolio Manager            Portfolio Manager of
                                                     Alger

 Joseph Maida           Senior Vice President --     Senior Vice President --
                        Director of Equity           Director of Equity
                        Trading                      Trading of Alger

  The principal executive officers and directors of Founders Asset Management, Inc. ("Founders") and their principal occupations are shown below. The business address of each such person is 2930 East Third Avenue, Denver, Colorado 80206.

 NAME                   POSITION WITH FOUNDERS       PRINCIPAL OCCUPATION
 ----                   ----------------------       --------------------
 Bjorn K. Borgen        Director, Chairman, Chief    Chief Executive Officer
                        Executive Officer, Chief     and Chief
                        Investment Officer and       Investment Officer of
                        Secretary                    Founders

 Jonathan F. Zeschin    President and Chief          President and Chief
                        Operating Officer            Operating Officer
                                                     of Founders

 David L. Ray           Vice President, Treasurer,   Vice President, Treasurer
                        Chief Financial Officer      and Chief Financial
                        and Assistant Secretary      Officer of Founders

 Michael K. Haines      Senior Vice President --     Senior Vice President --
                        Investments                  Investments and Portfolio
                                                     Manager of Founders

 Michael W. Gerding     Vice President --            Vice President --
                        Investments                  Investments and Portfolio
                                                     Manager of Founders

 Edward F. Keely        Vice President --            Vice President --
                        Investments                  Investments and Portfolio
                                                     Manager of Founders

 NAME                      POSITION WITH FOUNDERS       PRINCIPAL OCCUPATION
 ----                      ----------------------       --------------------
 Brian F. Kelly            Vice President --            Vice President --
                           Investments                  Investments and
                                                        Portfolio Manager of
                                                        Founders

 Linda M. Ripley           Vice President --            Vice President --
                           Investments                  Investments and Head
                                                        Trader of Founders

 Gregory P. Contillo       Senior Vice President --     Senior Vice President --
                           Institutional Marketing      Institutional Marketing
                                                        of Founders

 James P. Rankin           Vice President -- Investor   Vice President --
                           Services                     Investor Services of
                                                        Founders

 Kenneth R. Christoffersen Vice President and General   Vice President and
                           Counsel                      General Counsel of
                                                        Founders

  The active partners of Wellington Management Company, LLP ("Wellington Management") are set forth below. Wellington Management does not have a Board of Directors. The business address of each such person is 75 State Street, Boston, Massachusetts 02109.

Kenneth L. Abrams           Paul D. Kaplan                  Robert D. Rands
Nicholas C. Adams           John C. Keogh                   Eugene E. Record, Jr.
Rand L. Alexander           Mark T. Lynch                   John R. Ryan
Deborah L. Allinson         Nancy T. Lukitsh                Joseph H. Schwartz
Nancy T. August             Christine S. Manfredi           David W. Scudder
James H. Averill            Patrick J. McCloskey            Binkley C. Shorts
Marie-Claude Bernal         Earl E. McEvoy                  Trond Skramstad
William N. Booth            Duncan M. McFarland             Catherine A. Smith
Paul Braverman              Paul M. Mecray, III             Stephen A. Soderberg
William D. DiIanni          Mathew E. Megargel              Harriett Tee Taggart
Pamela Dippel               James N. Mordy                  Perry M. Traquina
Robert W. Doran             Diane C. Nordin                 Gene R. Tremblay
Charles T. Freeman          Edward P. Owens                 Mary Ann Tynan
Laurie A. Gabriel           Saul J. Pannell                 Ernst H. von Metzsch
Frank J. Gilday             Thomas L. Pappas                Clare Villari
John H. Gooch               David M. Parker                 James L. Walters
Nicholas P. Greville        Jonathan M. Payson              Kim Williams
William C. S. Hicks         Stephen M. Pazuk                Frank V. Wisneski

  The principal executive officers and directors of Salomon Brothers Asset Management Inc ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Limited"), and their respective principal occupations, are set forth below. The business address of each SBAM officer and director is 7 World Trade Center, New York, New York 10048, except for Vilas V. Gadkari, whose business address is 111 Buckingham Palace Road, London, and the business address of each SBAM Limited officer and director is 111 Buckingham Palace Road, London, except for Michael Hyland, whose business address is 7 World Trade Center, New York, New York 10048.

 NAME                  POSITION WITH SBAM*        PRINCIPAL OCCUPATION
 ----                  -------------------        --------------------
 Thomas W. Brock   Chairman, Chief Executive   Chairman, Chief Executive
                   Officer and Managing        Officer and Managing
                   Director                    Director of SBAM and
                                               Managing Director and
                                               Trustee of Salomon
                                               Brothers Inc

 Michael S. Hyland President, Managing         President and Managing
                   Director and Trustee        Director of SBAM and
                                               Managing Director of
                                               Salomon Brothers Inc

NAME                      POSITION WITH SBAM*        PRINCIPAL OCCUPATION
----                      -------------------        --------------------
Vilas V. Gadkari      Vice President and Trustee  Managing Director and Chief
                                                  Investment Officer of SBAM
                                                  Limited

Zachary Snow          Secretary                   Managing Director of Salomon
                                                  Brothers Inc

Lawrence H. Kaplan    Vice President and Chief    Vice President and Chief
                      Counsel                     Counsel of SBAM

Rodney B. Berens      Managing Director and       Managing Director and Trustee
                      Trustee                     of Salomon Brothers Inc


NAME                  POSITION WITH SBAM LIMITED*    PRINCIPAL OCCUPATION
----                  ---------------------------    --------------------
Michael S. Hyland     Chairman and Director       President and Managing
                                                  Director of SBAM and
                                                  Managing Director of
                                                  Salomon Brothers Inc

Vilas V. Gadkari      Managing Director, Chief    Managing Director and
                      Investment Officer and      Chief Investment Officer
                      Trustee                     of SBAM Limited

Joseph V. McDevita    Director, Chief Operating   Director and Chief
                      Officer and Trustee         Operating Officer of SBAM
                                                  Limited

Andrew T. Beagley     Compliance Officer          Compliance Officer of SBAM
                                                  Limited

Beatrice Joyce Doran  Vice President and Counsel  Vice President and Counsel
                                                  of SBAM Limited

Susan H. Dean         Finance Officer             Finance Officer of SBAM
                                                  Limited

-----------
* Managing Director and Director are officers' titles, and those who hold it are not necessarily on the board of directors of SBAM or SBAM Limited. Board members are indicated by the title Chairman or Trustee.

  The principal executive officers and Directors of J.P. Morgan Investment Management Inc. ("J.P. Morgan") and their principal occupations are set forth below. The business address of each such person is 522 Fifth Avenue, New York, New York 10036.

NAME                  POSITION WITH J.P. MORGAN    PRINCIPAL OCCUPATION*
----                  -------------------------    ---------------------
C. Nicholas Potter    Chairman of the Board      Retired Managing Director
                                                 of J. P. Morgan

Keith M. Schappert    President; Director        Managing Director of J. P.
                                                 Morgan

William L. Cobb, Jr.  Vice Chairman; Director    Managing Director of J. P.
                                                 Morgan

David L. Brigham      Director                   Retired Managing Director
                                                 of J. P. Morgan

Thomas M. Luddy       Director                   Managing Director of J. P.
                                                 Morgan

Michael R. Granito    Director                   Managing Director of J. P.
                                                 Morgan

M. Steven Soltis      Director                   Managing Director of J. P.
                                                 Morgan

Kenneth W. Anderson   Director                   Managing Director of J. P.
                                                 Morgan

Robert A. Anselmi     Director                   Managing Director; Secretary of
                                                 J. P. Morgan

Jean L.P. Brunel      Director                   Managing Director of J. P.
                                                 Morgan

Michael E. Patterson  Director                   Vice Chairman of the Board
                                                 of J. P. Morgan & Co., Inc.

John R. Thomas        Director                   Managing Director and
                                                 President of J. P. Morgan
                                                 Trust Bank Ltd.

-----------
* Managing Director is an officer's title, and those who hold it are not necessarily directors of J.P. Morgan.

  The principal executive officers and directors of Manufacturers Adviser Corporation ("MAC") and their principal occupations are shown below. The business address of each such person is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5.

NAME                      POSITION WITH MAC         PRINCIPAL OCCUPATION
----                      -----------------         --------------------
Joseph B. Mounsey     President                  Senior Vice President,
                                                 Investments, Manufacturers
                                                 Life Insurance Co.,
                                                 Toronto, 1994 -- present

Robert Laughton       Vice President             Vice President, U.S. Fixed
                                                 Income, Investments,
                                                 Manufacturers Life
                                                 Insurance Co., Toronto,
                                                 1989 -- present

Mark Schmeer          Vice President             Vice President, U.S.
                                                 Equities, Investments,
                                                 Manufacturers Life
                                                 Insurance Co., Toronto,
                                                 1995 -- present

Catherine Addison     Vice President             Senior Portfolio Manager,
                                                 U.S. Fixed Income,
                                                 Investments, Manufacturers
                                                 Life Insurance Co.,
                                                 Toronto, 1994 --  present

Stephen Hill          Vice President             Senior Portfolio Manager,
                                                 International Investments,
                                                 Manufacturers Life
                                                 Insurance Co., London,
                                                 1995 -- present

Emilia Pandero Perez  Vice President             Portfolio Manager,
                                                 International Investments,
                                                 Manufacturers Life Insurance
                                                 Co., London 1993 -- present

Robert Lutzko         Vice President             Portfolio Manager, U.S.
                                                 Equities, Investments,
                                                 Manufacturers Life
                                                 Insurance Co., Toronto,
                                                 1994 -- present

Ronald R. Otsuki      Vice President             Vice President, Capital
                                                 Markets, Investments,
                                                 Manufacturers Life
                                                 Insurance Co., 1995 --
                                                  present

David Howarth         Vice President             Assistant Vice President,
                                                 Capital Markets
                                                 Investments, Manufacturers
                                                 Life Insurance Co.,
                                                 Toronto, 1996 --  present

Richard J. Crook      Vice President             Vice President,
                                                 International Investments,
                                                 Manufacturers Life
                                                 Insurance Co., London

Leslie Grober         Vice President             Investment Analyst, U.S.
                                                 Equities, Investments,
                                                 Manufacturers Life
                                                 Insurance Co., 1994 --
                                                 present

Rhonda Chang          Vice President             Portfolio Manager, U.S.
                                                 Equities, Investments,
                                                 Manufacturers Life
                                                 Insurance Co., Toronto,
                                                 1994 -- present

Martin Gamble         Vice President             Senior Portfolio Manager,
                                                 International Investments,
                                                 Manufacturers Life
                                                 Insurance Co., London,
                                                 1996 -- present

NAME                  POSITION WITH MAC         PRINCIPAL OCCUPATION
----                  -----------------         --------------------
Munsoor Khan      Vice President             Senior Portfolio Manager,
                                             International Investments,
                                             Manufacturers Life
                                             Insurance Co., London,
                                             1995 -- present

James Gallagher   General Counsel &          Vice President, U.S. Law,
                  Secretary                  Manufacturers Life
                                             Insurance Co., Boston

Stephen Lewis     Vice President             Assistant Vice President,
                                             Investment Development &
                                             Marketing, Investments,
                                             Manufacturers Life
                                             Insurance Co., Toronto
                                             1996 -- present

Douglas H. Myers  Vice President,            Assistant Vice President
                  Compliance; Vice           and Controller, U.S.
                  President, Finance;        Individual, Manufacturers
                  Treasurer                  Life Insurance Co.,
                                             Toronto, 1988 -- present

David Chia        Vice President, Compliance Compliance Audit Officer,
                  (London Branch)            Manufacturers Life
                                             Insurance Co., London,
                                             1993 -- present

Susan Isetts      Vice President             Manager, Investment
                                             Services & Support,
                                             International Investments,
                                             Manufacturers Life
                                             Insurance Co., London

  The principal executive officers and Directors of Morgan Stanley Asset Management Inc. ("Morgan Stanley") and their principal occupations are set forth below. The business address of each such person is 1221 Avenue of the Americas, New York, New York 10020.

NAMES AND ADDRESS  POSITIONS WITH MORGAN STANLEY    PRINCIPAL OCCUPATION
-----------------  -----------------------------    --------------------
Barton M. Biggs     Chairman, Director and       Managing Director of
                    Managing Director            Morgan Stanley & Co.
                                                 Incorporated; Chairman of
                                                 Morgan Stanley Asset
                                                 Management Limited

Peter A. Nadosy     Vice Chairman, Director      Managing Director of
                    and Managing Director        Morgan Stanley & Co.
                                                 Incorporated; Director of
                                                 Morgan Stanley Asset
                                                 Management Limited

James M. Allwin     President, Director and      Managing Director of
                    Managing Director            Morgan Stanley & Co.
                                                 Incorporated; President of
                                                 Morgan Stanley Realty Inc.

Gordon S. Gray      Director and Managing        Managing Director of
                    Director                     Morgan Stanley & Co.
                                                 Incorporated; Director of
                                                 Morgan Stanley Asset
                                                 Management Limited

Dennis G. Sherva    Director and Managing        Managing Director of
                    Director                     Morgan Stanley & Co.
                                                 Incorporated

  The principal executive officers and directors of T. Rowe Price Associates, Inc. ("T. Rowe Price") and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                   POSITION WITH T. ROWE PRICE    PRINCIPAL OCCUPATION
----                   ---------------------------    --------------------
George J. Collins      Chief Executive Officer,    Director of Rowe Price-
                       President                   Fleming International,
                       and Managing Director       Inc. ("Price-Fleming")

James E. Halbkat, Jr.  Director                    President of U.S. Monitor
                       P.O. Box 23109              Corp.
                       Hilton Head Island, SC
                       29925

Richard L. Menschel    Director                    Limited Partner of Goldman
                       85 Broad St., 2nd Floor     Sachs Group L.P.
                       New York, NY 10004

John W. Rosenblum      Director                    Tayloe Murphy Professor of
                       P.O. Box 6550               the University of
                       Charlottesville, VA 22906   Virginia; Director of:
                                                   Chesapeake Corporation,
                                                   Camdus Communications
                                                   Corp., Comdial Corp. and
                                                   Cone Mills Corp.

Robert L. Strickland   Director                    Chairman of Loew's
                       604 Two Piedmont            Companies, Inc.; Director
                       Plaza Bldg.                 of Hannaford Bros., Co.
                       Winston-Salem, NC 27104

Phillip C. Walsh       Director                    Consultant to Cyprus Annex
                       200 East 66th Street,       Minerals Company; Director
                       Apt. A-1005                 of Piedmont Mining
                       New York, NY 10021          Company, Inc.

Anne Marie Whittemore  Director                    Partner of the law firm of
                       One James Center            McGuire, Woods, Battle &
                       Richmond, VA 23219          Booth; Director of Owens
                                                   and Minor, Inc., USF&G
                                                   Corp. and James River Corp.

George A. Roche        Chief Financial Officer     Vice President and
                       and Managing Director       Director of Price-Fleming

M. David Testa         Managing Director           Chairman of the Board of
                                                   Price-Fleming

Carter O. Hoffman      Managing Director           Director of TRP Finance,
                                                   Inc.

Henry H. Hopkins       Managing Director           Vice President of Price-
                                                   Fleming

Charles P. Smith       Managing Director           Vice President of Price-
                                                   Fleming

Peter Van Dyke         Managing Director           Vice President of Price-
                                                   Fleming

Alvin M. Younger, Jr.  Managing Director,          Secretary and Treasurer of
                       Secretary and Treasurer     Price-Fleming

                                   EXHIBIT B

                          FORM OF ADVISORY AGREEMENT

  AGREEMENT made this    day of    , 1997(/1/), between North American Funds,
a Massachusetts business trust (the "Trust"), and CypressTree Asset Management Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF ADVISER

  The Trust hereby appoints Cypress, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Portfolios"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another venting by the Trust and Adviser.

2. DUTIES OF THE ADVISER

  a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense select, contract with, and compensate investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Portfolios; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"). Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement as filed with the Securities and Exchange Commission, of any Portfolio or Portfolios under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

  b. The Adviser will oversee the administration of all aspects of the Trust's business and affairs and in that connection will furnish to the Trust the following services:

    (1) Office and Other Facilities. The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time and such other office facilities, utilities and office equipment as are necessary for the Trust's operations.

-----------
(1) As previously discussed, the CAM Advisory Agreement will become effective only upon completion of the Acquisition.

    (2) Trustees and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

    (3) Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust.

    (4) Financial, Accounting, and Administrative Services. The Adviser shall maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; and perform all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Trust shall reimburse the Adviser for its expenses associated with all such services, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Vice President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.

    (5) Liaisons with Agents. The Adviser, at its own expense, shall maintain liaison with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

    (6) Reports to Trust. The Adviser shall furnish to or place at the disposal of the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

    (7) Reports and Other Communications to Trust Shareholders. The Adviser shall assist the Trust in developing (but not pay for) all general shareholder communications including regular shareholder reports.

3. EXPENSES ASSUMED BY THE TRUST

  In addition to paying the advisory fee provided for in Section 5., the Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement, by a Subadviser as provided in a Subadvisory Agreement, or by the Distributor as provided in the Distribution Agreement. Without limiting the generality of the foregoing, the Trust, in addition to certain expenses described in Section 2. above, shall pay or arrange for the payment of the following:

    a. Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians and other agents, if any;

    b. Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Trust's transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;

    c. Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

    d. Shareholder Meetings. All expenses incidental to holding meetings of Trust shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

    e. Prospectuses. All expenses of preparing, setting in type, printing of annual or more frequent revisions of the Trust's prospectus and statement of additional information and any supplements thereto and of mailing them to shareholders;

    f. Pricing. All expenses of computing the net asset value per share for each of the Portfolios, including the cost of any equipment or services used for obtaining price quotations and valuing its investment portfolio;

    g. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

    h. Legal and Accounting Fees and Expenses. All charges for services and expenses of the Trust's legal counsel and independent auditors;

    i. Trustees and Officers. Except as expressly provided otherwise in paragraph 2.b.(2), all compensation of Trustees and officers, all expenses incurred in connection with the service of Trustees and officers, and all expenses of meetings of the Trustees and Committees of Trustees;

    j. Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any registration statement and prospectus under the 1933 Act or the Investment Company Act, and any amendments or supplements that may be made from time to time;

    k. State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Trust and of the Trust's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

    l. Issue and Redemption of Trust Shares. All expenses incurred in connection with the issue, redemption, and transfer of Trust shares, including the expense of confirming all share transactions, and of preparing and transmitting certificates for shares of beneficial interest in the Trust;

    m. Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust's Trustees including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by its Trustees;

    n. Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Trust's portfolio securities;

    o. Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes, and all expenses incurred in the preparation of tax returns;

    p. Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization; and

    q. Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4. EXPENSE LIMITATION

  a. For purposes of this section the following definitions shall apply:

    (1) "Computation Period" means the portion of the current Fiscal year ended on the date as of which a determination is being made whether the Adviser's compensation should be reduced or it should reimburse the Trust because of the Limitation Expenses of a Portfolio.

    (2) "Regulatory Limit" means the limitation on investment company expenses during a Computation Period imposed by any statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale.

    (3) "Fixed Limit" means the percent, specified in Appendix B to this Agreement, on an annualized basis of the average net asset value of a portfolio during a Computation Period.

    (4) "Expense Limit" means either the Regulatory Limit or Fixed Limit or both, as applicable.

    (5) "Limitation Expenses," with respect to the Regulatory Limit, means all the expenses of a Portfolio incurred during a Computation Period excluding all expenses the exclusion of which may be permitted by the Regulatory Limit and, with respect to the Fixed Limit, means all the expenses of a Portfolio incurred during a Computation Period excluding:
  (i) taxes, (ii) portfolio brokerage commissions, (iii) interest, (iv) distribution expenses, and (v) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

    (6) "Excess Amount" means the amount, if any by which a Portfolio's Limitation Expenses for a specified period exceed the amount of the applicable Expense Limit for the same period. Where there is an Excess Amount with respect to both the Regulatory Limit and the Fixed Limit, Excess Amount means the greater of the two.

    (7) "Maximum Advisory Compensation" means the total amount of the compensation payable pursuant to Section 5. of this Agreement to the Adviser with respect to a Portfolio for a specified period without any adjustment for an Excess Amount.

    (8) "Current Advisory Compensation" means the amount of the compensation payable pursuant to Section 5. of this Agreement to the Adviser with respect to a Portfolio for the last calendar month of a Computation Period without any adjustment for an Excess Amount.

  b. If in any fiscal year there is an Excess Amount with respect to a Portfolio, the Maximum Advisory Compensation due the Adviser under this Agreement with respect to that Portfolio shall be reduced by such Excess Amount, and the Adviser shall reimburse the Trust for any portion of the Excess Amount that exceeds the Maximum Advisory Compensation.

  c. The amount of the reduction and reimbursement referred to in paragraph b. shall be determined as follows:

    (i) For each calendar day, each Portfolio shall adjust the amount of its daily accrual for the Maximum Advisory Compensation to make the net amount of the compensation actually paid and accrued for payment by the Trust to the Adviser with respect to the Portfolio for the Computation Period then ended equal to the amount determined by subtracting the Excess Amount for the Computation Period from the Maximum Advisory Compensation for the Computation Period, or if such Excess Amount exceeds such Maximum Advisory Compensation, to make the net amount of the reimbursement actually paid and accrued for payment by the Adviser to the Trust equal to the amount of such excess.

    (ii) Each month, the Trust shall reduce the amount of the Current Advisory Compensation, or it shall accompany the payment of the Current Advisory Compensation with an additional payment, or the Adviser shall remit an amount to the Trust, which reduction, additional payment or remittance shall be sufficient in amount, to make the net amount of the compensation actually paid by the Trust to the Adviser with respect to the Portfolio for the Computation Period ended as of the last day of such month equal to the amount determined by subtracting the Excess Amount for the Computation Period from the Maximum Advisory Compensation for the Computation Period, or if such Excess Amount exceeds such Maximum Advisory Compensation, to make the net amount of the reimbursement actually paid by the Adviser to the Trust equal to the amount of such excess.

    (iii) If the Excess Amount for a fiscal year should exceed the amount of the Maximum Advisory Compensation for the fiscal year, the excess shall be treated as a contribution to the capital of the Trust by the Adviser to the extent necessary to permit the Portfolio to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code.

  d. The provisions of Section 4. of the Agreement shall continue in effect unless terminated by the Adviser on 30 days' written notice; provided that if the Advisory Agreement or a Subadvisory Agreement with respect to a Portfolio is earlier terminated, the provisions of Section 4. shall terminate on the effective date of such termination, but only with respect to the Portfolio or Portfolios as to which the Advisory Agreement or Subadvisory Agreement is terminated. Any termination shall be subject to the settlement of obligations preciously incurred pursuant to Section 4. of this Agreement, with the Computation Period ending on the effective date of such termination being deemed to be a fiscal year for purposes of paragraphs b and c (iii) of Section
4. For purposes of this provision, a termination shall not be deemed to have occurred with respect to a Portfolio if the termination of a Subadvisory Agreement is conditioned upon the effectiveness of another Subadvisory Agreement with respect to the same Portfolio.

5. COMPENSATION OF ADVISER

  Subject to the provisions of Section 4. of this Agreement, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix A of this Agreement.

6. NON-EXCLUSIVITY

  The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from seeing as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

7. SUPPLEMENTAL ARRANGEMENTS

  The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

8. CONFLICTS OF INTEREST

  It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

9. REGULATION

  The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective on the later of its execution, the effective date of the Trust's registration statement under the Securities Act of 1933 or the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of each of the Portfolios. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it could have received under the Agreement in respect of such Portfolio, whichever is less.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

11. PROVISION OF CERTAIN INFORMATION BY ADVISER

  The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

    a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

    c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of any Portfolio changes.

12. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

13. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

14. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18. LIMITATION OF LIABILITY

  The Declaration of Trust establishing the Trust, dated September 29, 1988, as amended and restated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Security Trust" [North American Funds] refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with which the obliges or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

[SEAL]                                   NORTH AMERICAN FUNDS


                                         By:
                                            -----------------------------------


[SEAL]                                   CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            -----------------------------------

                                  APPENDIX A

  1. Equity-Income Fund: .800% of the first $50,000,000, .700% between $50,000,000 and $200,000,000, .600% between $200,000,000 and $500,000,000 and
 .600% on the excess over $500,000,000 of the current net assets of the Portfolio.

  2. Growth and Income Fund: .725% of the first $50,000,000, .675% between $50,000,000 and $200,000,000, .625% between $200,000,000 and $500,000,000 and
 .55% on the excess over $500,000,000 of the current net assets of the Portfolio.

  3. Balanced Fund: .775% of the first $50,000,000, .725% between $50,000,000 and $200,000,000, .675% between $200,000,000 and $500,000,000 and .625% on the excess over $500,000,000 of the current net assets of the Portfolio.

  4. U.S. Government Securities Fund: .60% of the first $50 million, .60% between $50,000,000 and $200,000,000, .525% between $200,000,000 and
$500,000,000 and .475% on the excess over $500,000,000 of the current net assets of the Portfolio.

  5. Investment Quality Bond Fund: .60% of the first $50 million, .60% between $50,000,000 and $200,000,000, .525% between $200,000,000 and $500,000,000 and
 .475% on the excess over $500,000,000 of the current net assets of the Portfolio.

  6. Money Market Fund: .20% of the first $50 million, .20% between $50,000,000 and $200,000,000, .20% between $200,000,000 and $500,000,000 and
 .145% on the excess over $500,000,000 of the current net assets of the Portfolio.

  7. Global Equity Fund: .90% of the first $50 million, .90% between $50,000,000 and $200,000,000, .70% between $200,000,000 and $500,000,000 and
 .70% on the excess over $500,000,000 of the current net assets of the Portfolio.

  8. National Municipal Bond Fund: .60% of the first $50 million, .60% between $50,000,000 and $200,000,000, .60% between $200,000,000 and $500,000,000 and
 .60% on the excess over $500,000,000 of the current net assets of the Portfolio.

  9. Strategic Income Fund: .75% of the first $50 million, .70% between $50,000,000 and $200,000,000, .65% between $200,000,000 and $500,000,000 and
 .60% on the excess over $500,000,000 of the current net assets of the Portfolio.

  10. International Growth and Income Fund: .90% of the first $50 million, .85% between $50,000,000 and $200,000,000, .80% between $200,000,000 and
$500,000,000 and .75% on the excess over $500,000,000 of the current net assets of the Portfolio.

  11. Small/Mid Cap Fund: .925% of the first $50,000,000, .900% between $50,000,000 and $200,000,000, .875% between $200,000,000 and $500,000,000 and
 .850% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

  12 .International Small Cap Fund: 1.05% of the first $50,000,000, 1.0% between $50,000,000 and $200,000,000, .900% between $200,000,000 and
$500,000,000 and .800% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

  13. Growth Equity Fund: .900% of the first $50,000,000, .850% between $50,000,000 and $200,000,000, .825% between $200,000,000 and $500,000,000 and
 .800% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

  The Percentage Fee for each Portfolio shall be accrued for each calendar and the sum of the daily fee accruals shall be payable monthly to the Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   APPENDIX B

  The Fixed Limit for each Portfolio for purposes of paragraph 4.a.(3) shall be:

     PORTFOLIO                                                           PERCENT
     ---------                                                           -------
Money Market Fund.......................................................    .50%
Investment Quality Bond Fund............................................    .90%
U.S. Government Securities Fund.........................................    .90%
Equity-Income Fund......................................................  1.065%
Growth and Income Fund..................................................    .99%
Balanced Fund...........................................................  1.040%
Global Equity Fund......................................................   1.40%
National Municipal Bond Fund............................................    .85%
Strategic Income Fund...................................................   1.15%
International Growth and Income Fund....................................   1.40%
Small/Mid Cap Fund......................................................  1.325%
International Small Cap Fund............................................   1.55%
Growth Equity Fund......................................................   1.30%

                                   EXHIBIT C

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this     day of   , 1997, between CypressTree Asset
Management Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and Fred Alger Management Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the

  Portfolios for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers, including Fred Alger & Company, Incorporated, an affiliate of the Subadviser, to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of its execution, the effective date of the registration statement of the Portfolio and the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

  a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

  b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

  c. the managing general partner or controlling partner of the Subadviser or the portfolio manager of any Portfolio changes.

10. SERVICES TO OTHERS

  The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or subadviser to other investment companies. The Adviser has no objection to the Subadviser acting in such capacities, provided that whenever the Portfolios and one or more other investment advisory clients of the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Subadviser to be equitable to each. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Portfolio(s) may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Subadviser to assist in the Subadviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

11. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

13. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17. LIMITATION OF LIABILITY

  The Amended and Restated Agreement and Declaration of Trust of the Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

  [SEAL]                                 CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            ------------------------------------


  [SEAL]                                 FRED ALGER MANAGEMENT, INC.


                                         By:
                                            ------------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

    Small/Mid Cap Fund: .525% of the first $50,000,000, .500% between $50,000,000 and $200,000,000, .475% between $200,000,000 and $500,000,000 and .450% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT D

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this     day of   , 1997, between CypressTree Asset
Management Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and Founders Asset Management, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide recommendations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the

  Portfolios for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios in connection with the Subadviser's provision of services under this Agreement as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

5. SUPPLEMENTAL AND OTHER ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

  The services of the Subadviser to the Trust are not to be deemed to be exclusive, the Subadviser and any person controlled by or under common control with the Subadviser being free to render investment advisory and other services to any other person or entity.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise, that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust, and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of its execution, the effective date of the registration statement of the Portfolio and the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 1 8f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

  a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

  b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

  c. the managing general partner or controlling partner of the Subadviser or the portfolio manager of any Portfolio changes.

10. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

12. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16. LIMITATION OF LIABILITY

  The Amended and Restated Agreement and Declaration of Trust of the Trust dated February 18, 1994, a copy of which, together with all amendments thereto

(the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

[SEAL]                                   CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                             By:
                                                --------------------------------

[SEAL]                                   FOUNDERS ASSET MANAGEMENT, INC.


                                             By:
                                                --------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

  International Small Cap Fund: .650% of the first $50,000,000, .600% between $50,000,000 and $200,000,000, .500% between $200,000,000 and
  $500,000,000 and .400% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio;

  Growth Equity Fund: .500% of the first $50,000,000, .450% between $50,000,000 and $200,000,000, .425% between $200,000,000 and $500,000,000 and .400% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio;

  Balanced Fund: .375% of the first $50,000,000, .325% between $50,000,000 and $200,000,000, .275% between $200,000,000 and $500,000,000 and .225% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio;

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day this Agreement is in force and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT E

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this     day of   , between CypressTree Asset Management
Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio" or "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

    v. provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the

  Portfolios for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value; and

    vi. comply with the procedures adopted by the Trustees of the Trust for stabilizing the net asset value per share of the Money Market Trust and regularly report to the Trustees in accordance with these procedures.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as Subadviser to the Portfolios, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of its execution, the effective date of the registration statement of the Portfolio and the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

  a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

  b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

  c. the managing general partner or controlling partner of the Subadviser or the portfolio manager of any Portfolio changes.

9. SALES LITERATURE

  The Adviser will not use the Subadviser's name in Trust literature without prior review and approval by the Subadviser, which will not be unreasonably withheld or delayed.

10. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolios listed in Appendix A.

12. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16. LIMITATION OF LIABILITY

  The Agreement and Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

  [SEAL]                                 CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            -----------------------------------


  [SEAL]                                 WELLINGTON MANAGEMENT COMPANY, LLP


                                         By:
                                            -----------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for each of the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

    1. Growth and Income Fund--.325% for the first $50,000,000, .275% between $50,000,000 and $200,000,000, .225% between $200,000,000 and
  $500,000,000 and .15% on the excess over $500,000,000 of the current value of the net assets of the Growth and Income Fund.

    2. Investment Quality Bond Fund--.225% for the first $200,000,000, .15% between $200,000,000 and $500,000,000 and .10% on the excess over $500,000,000 of the current value of the net assets of the Investment Quality Bond Fund.

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT F

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this     day of     1997, between CypressTree Asset
Management Corporation, Inc. a Delaware corporation ("Cypress" or the "Adviser"), and Salomon Brothers Asset Management Inc, a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolio" or "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide determinations of the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with procedures and methods established by the Trustees of the Trust.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), and Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as Subadviser to the Portfolios, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, stockholders or otherwise; that directors, officers, agents and stockholders of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Trust's Agreement and Declaration of Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.


8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of its execution, the effective date of the registration statement of the Portfolio and the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the specific purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contact with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 promulgated under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

    a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

    c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of any Portfolio changes.

10. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the specific purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolios listed in Appendix A.

12. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14. SEVERABILITY

  Should any portion of this Agreement for any reason be held to void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16. LIMITATION OF LIABILITY

  The Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first written above.

  [SEAL]                                 CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            ------------------------------------


  [SEAL]                                 SALOMON BROTHERS ASSET MANAGEMENT INC


                                         By:
                                            ------------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment adviser for each of the following portfolios of the Trust. The Adviser will pay the subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

  U.S. Government Securities Fund: .225% of the first $200,000,000, .15% between $200,000,000 and $500,000,000 and .10% on the excess over $500,000,000 of the current value of the net assets of the Portfolio.

  National Municipal Bond Fund: .25% of the first $50,000,000, .25% between $50,000,000 and $200,000,000, .25% between $200,000,000 and $500,000,000 and .25% on the excess over $500,000,000 of the current net assets of the portfolio.

  Strategic Income Fund: .35% of the first $50,000,000, .30% between $50,000,000 and $200,000,000, .25% between $200,000,000 and $500,000,000 and .20% on the excess over $500,000,000 of the current net assets of the portfolio.

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's currently effective prospectus and Statement of Additional Information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT G

                       SUBADVISORY CONSULTING AGREEMENT
                          STRATEGIC INCOME PORTFOLIO
                             NORTH AMERICAN FUNDS

  SUBADVISORY CONSULTING AGREEMENT made this day of , 1997, between Salomon Brothers Asset Management Inc, a Delaware corporation ("SBAM"), and Salomon Brothers Asset Management Limited, a company incorporated under the laws of England ("SBAM Limited").

  In consideration of the mutual covenants contained herein, with effect on and from the Effective Date (as defined in paragraph 5 of this Subadvisory Consulting Agreement) the parties agree as follows:

1. APPOINTMENT OF SUBADVISORY CONSULTANT

  Pursuant to paragraph 5 of the Subadvisory Agreement between CypressTree Asset Management Corporation, Inc. a Delaware corporation (the "Adviser"), and
SBAM dated       ("Agreement"), SBAM Limited undertakes to act as a subadviser and manage the investment and reinvestment of the assets or such part of the assets of the Strategic Income Fund (the "Portfolio") of North American Funds (the "Fund") (previously known as "North American Security Trust") as may be agreed between SBAM and SBAM Limited from time to time (the "Delegated Assets"), subject to the supervision of SBAM and the Trustees of the Fund and to the terms of this Subadvisory Consulting Agreement. SBAM Limited will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent unless expressly authorized in this Subadvisory Consulting Agreement or another writing by the Fund and the Adviser.

  SBAM Limited is a member of the Investment Management Regulatory Organization Limited ("IMRO") and is regulated in its conduct of Investment Business (as defined in IMRO's rules) by IMRO and each of the Fund and SBAM will be a Non-private Customer (as defined in IMRO's rules) of SBAM Limited.

2. SERVICES TO BE RENDERED BY THE SUBADVISORY CONSULTANT TO THE PORTFOLIO

  Subject always to the direction and control of the Trustees of the Fund and SBAM, SBAM Limited will manage the investments and determine the composition of the Delegated Assets in accordance with the investment objectives, policies and restrictions contained in the Fund's currently effective prospectus and Statement of Additional Information in so far as they relate to the Portfolio (both as amended from time to time) and in compliance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules promulgated thereunder and, so far as permitted thereby, is hereby authorized to borrow money and to effect transactions on or off any exchange on behalf of the Portfolio.

3. COMPENSATION OF SUBADVISER

  SBAM will pay SBAM Limited such compensation as specified in Appendix A to this Subadvisory Consulting Agreement.

4. APPLICABILITY OF PROVISIONS OF THE AGREEMENT

  The provisions of paragraphs 2.c, 4, 7 and 9 of the Agreement are hereby incorporated into this Subadvisory Consulting Agreement and shall be read herein as if references to "the Subadviser" were references to SBAM Limited. For this purpose, the following further modifications shall be deemed to be made to paragraph 4 of the Agreement. In that paragraph, references to "the Adviser" shall be deemed to include references to SBAM, the number "(i)" shall be deemed to be inserted between "resulting from" and "its acts" and at the end of that paragraph the words "or (ii) any breach by SBAM Limited or any of its directors, officers or employees of its duties or obligations under the Financial Services Act of 1986 of the United Kingdom or under the regulatory system (as defined in IMRO's rules)" shall be deemed to be inserted between "employees" and ".".

5. DURATION AND TERMINATION OF SUBADVISORY CONSULTING AGREEMENT

  This Subadvisory Consulting Agreement shall become effective on the later of:

    (i) the date of its execution,

    (ii) the effective date of the registration statement of the Portfolio,

    (iii) the date this Subadvisory Consulting Agreement is approved by the Trustees of the Fund in accordance with the Investment Company Act,

    (iv) the date of the meeting of the shareholders of the Portfolio, at which meeting this Subadvisory Consulting Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio, and such date being referred to in this Subadvisory Consulting Agreement as the "Effective Date".

  The Subadvisory Consulting Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Fund or by a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Fund who are not interested persons (as defined in the Investment Company Act) of any party to this Subadvisory Consulting Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of this Subadvisory Consulting Agreement or of any continuance of this Subadvisory Consulting Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Subadvisory Consulting Agreement its continuance, notwithstanding that the Subadvisory Consulting Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio of the Fund or (b) all the portfolios of the Fund.

  This Subadvisory Consulting Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty days' written notice to SBAM and SBAM Limited or by SBAM or SBAM Limited on sixty days' written notice to the Fund and the other party. This Subadvisory Consulting Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act), in the event the Advisory Agreement between the Adviser and the Fund terminates for any reason or in the event the shareholders of the Portfolio fail to approve any continuance of the Agreement or the Agreement terminates for any reason.

6. AMENDMENTS TO THE SUBADVISORY CONSULTING AGREEMENT

  This Subadvisory Consulting Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio and by the vote of a majority of the Trustees of the Fund who are not interested persons of any party to this Subadvisory Consulting Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio of the Fund or
(b) all the portfolios of the Fund.

7. COMPLAINTS

  All formal complaints by SBAM or the Fund should in the first instance be made in writing to the Compliance Officer of SBAM Limited in accordance with paragraph 10 of this Subadvisory Consulting Agreement. In addition, SBAM and the Fund have the right to complain directly to IMRO.

8. ENTIRE AGREEMENT

  This Subadvisory Consulting Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

9. HEADINGS

  The headings in the sections of this Subadvisory Consulting Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

10. NOTICES

  All notices required to be given pursuant to this Subadvisory Consulting Agreement shall be delivered or mailed to the last known business address of the Fund or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

11. SEVERABILITY

  Should any portion of this Subadvisory Consulting Agreement for any reason be held to be void in law or in equity, the Subadvisory Consulting Agreement shall be construed insofar as is possible as if such portion had never been contained herein.

12. GOVERNING LAW

  The provisions of this Subadvisory Consulting Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Subadvisory Consulting Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

13. LIMITATION OF LIABILITY

  The Amended and Restated Declaration of Trust of the Fund, dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Security Trust" (now referred to as "North American Funds") refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim, in connection with the affairs of the Fund or any portfolio thereof, but only the assets belonging to the Fund, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Subadvisory Consulting Agreement to be executed by their duly authorized officers as of the date first written above.

                                         SALOMON BROTHERS ASSET MANAGEMENT INC

                                         By:
                                            ------------------------------------

                                         SALOMON BROTHERS ASSET MANAGEMENT
                                           LIMITED

                                         By:
                                            ------------------------------------

                                  APPENDIX A

  SBAM will pay SBAM Limited, as full compensation for services provided under this Subadvisory Consulting Agreement, a portion of the fee (such portion herein referred to as the "Subadvisory Consulting Fee") payable to SBAM under the Agreement being an amount equal to the fee payable under the Agreement multiplied by the current value of the net assets of the Delegated Assets and divided by the current value of the net assets of the Portfolio.

  The Subadvisory Consulting Fee shall be accrued for each calendar day in the period commencing with the Effective Date and ending on the date on which this Subadvisory Consulting Agreement terminates in accordance with its paragraph 5 and the sum of the daily fee accruals shall be paid to SBAM Limited by SBAM at such times and for such periods as SBAM and SBAM Limited shall agree.

  The Subadvisory Consulting Fee will be paid by SBAM out of its fee paid pursuant to its Subadvisory Agreement with the Adviser.

                                   EXHIBIT H

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this    day of      , 1997, between CypressTree Asset
Management Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and J.P. Morgan Investment Management Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. assist in determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the

  Portfolios for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the

Subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

  Promptly following execution of this Agreement, the Adviser will provide the Subadviser with a Guideline specifying the requirements of Subsection 851(b)(3) of the Internal Revenue Code (the "Code") as it pertains to the Portfolios. With respect to the short-term limitations imposed under Subsection 851(b)(3) of the Code, the Adviser will provide within fifteen days of the end of each month a written Report dated the end of the previous month with respect to each Portfolio's compliance for its current fiscal year with those limitations. The Reports will include each Portfolio's gross income from the beginning of the current fiscal year to the date of the Report and its cumulative income and gains described in Subsection 851(b)(3) of the Code for such period. While the Subadviser is responsible for investing the Portfolio's assets in accordance with the Portfolio's registration statement, including the limitations imposed under Subsection 851(b)(3) of the Code, the Adviser agrees that the Subadviser may rely on, and will not be liable for failures attributable to, information contained in the most recent Guideline and the Reports.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of its execution, the effective date of the registration statement of the Portfolio and the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason. Without limiting in any way the requirements of the foregoing provisions, the Adviser will provide the Subadviser 5 (five) days written notice in the event the Advisory Agreement between the Adviser and the Trust will be terminated.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

    a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

    c. the managing general partner or controlling partner of the Subadviser or the portfolio manager of any Portfolio changes.

10. INDEMNIFICATION

  a. The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) ("Losses") arising from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided, however, that the Subadviser shall not be indemnified hereunder for Losses arising from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder resulting from the Subadviser's or any of its employees' willful misfeasance, bad faith, gross negligence or reckless disregard.

  b. The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses arising from or in connection with this Agreement or the performance by the Adviser of its duties hereunder; provided, however, that the Adviser shall not be indemnified hereunder for Losses arising from or in connection with this Agreement or the performance by the Adviser of its duties hereunder resulting from the Adviser's or any of its employees' willful misfeasance, bad faith, gross negligence, or reckless disregard.

11. DISCLOSURE

  Except as otherwise required by applicable law or this Agreement, neither the Trust nor the Adviser shall, without the prior written consent of the Subadviser (such consent not to be unreasonably withheld or delayed), make available to the general public any representations regarding or references to the Subadviser or any of its affiliates (in each case, "Disclosure") in any disclosure document; provided, however, that the Subadviser shall be deemed to have consented to the use of any Disclosure if (i) the Advisor has submitted such Disclosure to the Subadviser for its approval a reasonable period of time prior to any regulatory filing date or other deadline for the use of the Disclosure and (ii) the Subadviser does not, within three (3) business days of the Subadviser's receipt of such Disclosure (or such other period of time as agreed to by the Adviser and the Subadviser), provide the Adviser with (a) notice of its disapproval of such Disclosure and (b) revised Disclosure, reasonably acceptable to the Adviser, to be used in the place of such disapproved Disclosure. Notwithstanding the preceding sentence, the Adviser shall not be required to obtain the Subadviser's approval of any Disclosure if obtaining such approval by the process described in the preceding sentence would cause the Trust or the Adviser to violate any applicable law, rule or regulation as reasonably determined by the Adviser or the Trustees of the Trust. For the purposes of this Section 11, the term "affiliate" shall mean any person controlling, controlled by or under common control with the Subadviser.

12. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

13. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

14. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18. LIMITATION OF LIABILITY

  The Agreement and Declaration of Trust establishing the Trust, dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

  [SEAL]                                 CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            ------------------------------------


  [SEAL]                                 J.P. MORGAN INVESTMENT MANAGEMENT
                                           INC.


                                         By:
                                            ------------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

  International Growth and Income Fund: .50% of the first $50,000,000, .45% between $50,000,000 and $200,000,000, .40% between $200,000,000 and
  $500,000,000 and .35% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT I

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this     day of    , 1997, between Cypress Asset Management
Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and Manufacturers Adviser Corporation, a Colorado Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the

  Portfolios for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its officers or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the

Subadviser nor any of its officers or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its officers or employees.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution, (ii) the effective date of the registration statement of the Portfolio and (iii) the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

  a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

  b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

  c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the

Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

12. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16. LIMITATION OF LIABILITY

  The Amended and Restated Agreement and Declaration of Trust of the Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

   [SEAL]                                CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            ------------------------------------


   [SEAL]                                MANUFACTURERS ADVISER CORPORATION


                                         By:
                                            ------------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

  Money Market Portfolio: .075% of the first $50,000,000, .075% between $50,000,000 and $200,000,000, .075% between $200,000,000 and $500,000,000 and .020% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT J

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this    day of    , 1997, between CypressTree Asset
Management Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and Morgan Stanley Asset Management Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestment of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the

  Portfolios for which market quotations are not readily available for purposes of enabling the Trust's Custodian to calculate net asset value.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, the Subadviser may engage its affiliates as broker-dealers to effect portfolio transactions in securities for the Portfolios.

  d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its affiliates, officers, partners or employees nor anyone who controls the Subadviser (or any of its affiliates, officers, partners or employees) within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its affiliates, partners or employees; and neither the Subadviser nor any of its affiliates, officers, partners or employees, nor anyone who controls the Subadviser (or any of its affiliates, officers, partners or employees) within the meaning of Section 15 of the 1933 Act shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its affiliates, partners or employees.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser, including, but not limited to, Morgan Stanley Asset Management Limited, to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution, (ii) the effective date of the registration statement of the Portfolio and (iii) the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement that is submitted to shareholders for approval, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

    a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;

    c. there is a change of control of the Subadviser which constitutes an assignment of this Agreement under the Investment Company Act:

    d. the portfolio manager of any Portfolio changes.

10.

  The Adviser represents that the Trustees of the Trust have adopted procedures pursuant to Rules 17a-7 and 17e-1 of the Investment Company Act which comply with those rules.

11.

  The Adviser acknowledges receipt of (i) the most current Form ADV of the Subadviser and (ii) the most current Form ADV and the most current IMRO terms of business letter of the Subadviser's affiliate, Morgan Stanley Asset Management Limited.

12.

  The Adviser shall be responsible for voting all proxies received by the Trust in connection with any of the securities held in the Portfolios managed by the Subadviser.

13. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18. LIMITATION OF LIABILITY

  The Amended and Restated Agreement and Declaration of Trust of the Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

[SEAL]                                   CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.


                                         By:
                                            ------------------------------------


[SEAL]                                   MORGAN STANLEY ASSET MANAGEMENT INC.


                                         By:
                                            ------------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

    Global Equity Portfolio: .500% of the first $50,000,000, .450% between $50,000,000 and $200,000,000, .375% between $200,000,000 and $500,000,000 and .325% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT K

                             NORTH AMERICAN FUNDS
                             SUBADVISORY AGREEMENT

  AGREEMENT made this    day of      , 1997, between CypressTree Asset
Management Corporation, Inc., a Delaware corporation ("Cypress" or the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

  a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

    i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

    ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

    iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

    v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

  b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

  c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

  d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

  e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

  Neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its partners or employees; and neither the Subadviser nor any of its employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e., those other matters specified in Sections 2 and 8 of this Agreement), except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its partners or employees.

5. SUPPLEMENTAL ARRANGEMENTS

  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6. CONFLICTS OF INTEREST

  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7. REGULATION

  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION AND TERMINATION OF AGREEMENT

  This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution, (ii) the effective date of the registration statement of the Portfolio and (iii) the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

    a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the

  Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

    c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10. PROVISION OF CERTAIN INFORMATION BY THE ADVISER

  The Adviser shall furnish the Subadviser with copies of the Trust's Prospectus and Statement of Additional Information, and any reports made by the Trust to its shareholders, as soon as practicable after such documents become available. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

11. SERVICES TO OTHER CLIENTS

  The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transaction for the Portfolio in any security which the Subadviser, its principals, affiliates or employees may purchase or sell for their own accounts or other clients.

12. AMENDMENTS TO THE AGREEMENT

  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

13. ENTIRE AGREEMENT

  This Agreement contains the entire understanding and agreement of the parties.

14. HEADINGS

  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15. NOTICES

  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16. SEVERABILITY

  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. GOVERNING LAW

  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18. LIMITATION OF LIABILITY

  The Amended and Restated Agreement and Declaration of Trust of the Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

  [SEAL]                                 CYPRESSTREE ASSET MANAGEMENT
                                           CORPORATION, INC.

                                         By:
                                            ------------------------------------


  [SEAL]                                 T. ROWE PRICE ASSOCIATES, INC.

                                         By:
                                            ------------------------------------

                                  APPENDIX A

  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

    Equity-Income Portfolio: .400% of the first $50,000,000, .300% between $50,000,000 and $200,000,000, .200% between $200,000,000 and $500,000,000 and .200% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                              FORM OF PROXY CARD

                             NORTH AMERICAN FUNDS

   North American Funds, 116 Huntington Avenue, Boston, Massachusetts 02116

  This proxy is solicited on behalf of the Board of Trustees of North American Funds (the "Trust") for the Special Meeting of Shareholders (the "Meeting") to be held on September 24, 1997. The undersigned hereby appoints Joseph Scott, John D. DesPrez III, James D. Gallagher, Richard C. Hirtle, Betsy Anne Seel and Kimberly Ciccarelli, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Meeting to be held at the offices of the parent of the Trust's investment adviser. The Manufacturers Life Insurance Company, 73 Tremont Street, Boston, Massachusetts 02108, on September 24, 1997, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

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  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                               POSTAGE PAID ENVELOPE.
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HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?


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

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

Please indicate your vote by marking an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this Proxy will be voted FOR all proposals. Please refer to the Proxy Statement for a discussion of the proposals.

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PLEASE VOTE ONLY ON THE PROPOSALS PERTAINING TO THE FUND TO WHICH YOUR SHARES
               ARE ALLOCATED (as indicated on the reverse side).
--------------------------------------------------------------------------------
                                                            For   With-  For All
                                                            All   hold   Except
1. Election of four new Trustees to serve as members of the Board of Trustees of the Trust (the "Board").

    William P. Achimeyer       Bradford K. Gallagher        [_]    [_]     [_]
    William F. Devin           Kenneth J. Lavery

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                                                            For  Against Abstain
2.  Approval of an investment advisory agreement between
    CypressTree Asset Management Corporation, Inc. ("CAM")  [_]    [_]     [_]
    and the Trust.

3.  Approval of an investment subadvisory agreement between
    CAM and Fred Algar Management Inc. with respect to      [_]    [_]     [_]
    the Small/Mid Cap Fund.

4A. Approval of an investment subadvisory agreement between
    CAM and Founders Asset Management, Inc. ("Founders")    [_]    [_]     [_]
    with respect to the Growth Equity Fund.

4B. Approval of an investment subadvisory agreement between
    CAM and Founders with respect to the Balanced Fund.     [_]    [_]     [_]

4C. Approval of an investment subadvisory agreement between
    CAM and Founders with respect to the International      [_]    [_]     [_]
    Small Cap Fund.

5A. Approval of an investment subadvisory agreement between
    CAM and Wellington Management Company, LLP ("Wellington [_]    [_]     [_]
    Management") with respect to the Growth and Income Fund.

5B. Approval of an investment subadvisory agreement between
    CAM and Wellington Management with respect to the       [_]    [_]     [_]
    investment Quality Bond Fund.

6A. Approval of an investment subadvisory agreement
    between CAM and Salomon Brothers Asset Management Inc.  [_]    [_]     [_]
    ("SBAM") with respect to the U.S. Governemnt
    Securities Fund.

6B. Approval of an investment subadvisory agreement between
    CAM and SBAM with respect to the National Municipal     [_]    [_]     [_]
    Bond Fund.

6C. Approval of an investment subadvisory agreement between
    CAM and SBM with respect to the Strategic Income Fund.  [_]    [_]     [_]

6D. Approval of a subadvisory consulting agreement between
    SBAM and Salomon Brothers Asset Management Limited with [_]    [_]     [_]
    respect to the Strategic Income Fund.

7.  Approval of an investment subadvisory agreement between
    CAM and J.P. Morgan Investment Management Inc. with     [_]    [_]     [_]
    respect to the International Growth and Income Fund.

8.  Approval of an investment subadvisory agreement between
    CAM and Manufacturers Adviser Corporation with respect  [_]    [_]     [_]
    to the Money Market Fund.

9.  Approval of an investment subadvisory agreement between
    CAM and Morgan Stanley Asset Management, Inc. with      [_]    [_]     [_]
    respect to the Global Equity Fund.

10. Approval of an investment subadvisory agreement between
    CAM and T. Rowe Price Associates, Inc. with respect to  [_]    [_]     [_]
    the Equity-Income Fund.

11. Approval of a proposal to permit CAM in the future, to
    select and contract with subadvisors to the Portfolios  [_]    [_]     [_]
    after obtaining Board approval but without obtaining shareholder approval.

    Any other business that may properly come before the Meeting.

                                                      --------------------------
                                                       Date
      Please be sure to sign and date this Proxy.
--------------------------------------------------------------------------------



----------Shareholder sign here--------------------Co-owner sign here----------

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                                 [_]


The Board unanimously recommends that shareholders vote FOR all Proposals.